UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund
BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value Fund

Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio
Master Advantage Large Cap Value Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 03/31/2019

Item 1 – Report to Stockholders

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Large Cap Series Funds, Inc.

▶	BlackRock Advantage Large Cap Core Fund

▶	BlackRock Advantage Large Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2019	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On May 17, 2018, the Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) and, on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm Equity Fund (the “Target Fund”), with and into the BlackRock Advantage Large Cap Core Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund, through its investment in Master Advantage Large Cap Core Portfolio ( the “Master Portfolio”), underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The period was defined by two distinct market environments. The fourth quarter of 2018 saw a market sell-off driven by slowing global growth, hawkish comments by the Fed, heightened trade tensions and fears of approaching the end of the cycle. In contrast, the first quarter of 2019 featured a sharp rebound, sparked by hopes for more supportive central bank policies and an easing of global trade tensions. As both the fourth quarter sell-off and the first quarter rebound were largely driven by broad geopolitical and macro-economic factors, the market movements were often disconnected with the company-specific sentiment of sell-side analysts and informed market participants. This disconnect created a difficult environment for sentiment- and trend-based signals and resulted in these insights broadly detracting from relative performance for the period. For example, a signal identifying investor sentiment based on short positions of hedge funds detracted from relative returns, largely due to significant hedge fund de-risking throughout the fourth quarter. A machine-learned insight that gauges broker sentiment by analyzing sell-side research reports further detracted. Toward the end of the first quarter of 2019, increased recessionary fears created a difficult environment for value-based insights, as investors recognized that value stocks generally underperform growth stocks during market pullbacks. In this vein, some of the portfolio’s more conventional value insights struggled during the period. Of note, evaluating companies based on forward sales to enterprise value was one of the top detractors during the period. Lastly, some of the Master Portfolio’s macro thematic signals, seeking to identify growing industries based on trends in online job postings, detracted from relative performance for the period.

Despite the first quarter of 2019 market rebound, increasing indications that we are approaching the end of the market cycle has caused investors to re-focus on identifying quality companies with sustainable businesses. Although the portfolio’s sentiment insights were an overall drag on relative performance, several trending- and sentiment-based insights that provide more of a quality-based lens into companies were notable contributors, reflecting the previously noted shift into quality companies. In particular, a signal that conducts text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial. An insight that gauges sentiment from informed bond investors contributed significantly as well, given interest rate volatility throughout the period. In addition to sentiment-based insights that provide an indirect quality lens, certain insights that provide a more direct measure of company quality were additive as well. In this vein, a machine-learned signal evaluating company fundamentals to predict future sales growth was additive during the period. Rewarding companies with founder-led ownership and management structures, an alternative measure of company quality, was also beneficial to relative performance for the period.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is an insight that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The Master Portfolio also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions.

Describe portfolio positioning at period end.

The Master Portfolio remained largely neutral with respect to its sector weights relative to the Russell 1000® Index. At the end of the reporting period, the Master Portfolio had slight overweight positions versus the benchmark in industrials and real estate and slight underweights in communication services and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Advantage Large Cap Core Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.86)%	6.58%	N/A	9.78%	N/A	14.10%	N/A
Service	(2.98)	6.35	N/A	9.41	N/A	13.74	N/A
Investor A	(2.94)	6.41	0.83%	9.51	8.33%	13.81	13.20%
Investor C	(3.36)	5.56	4.60	8.63	8.63	12.86	12.86
Class K	(2.82)	6.69	N/A	9.81	N/A	14.11	N/A
Class R	(3.15)	6.05	N/A	9.20	N/A	13.44	N/A
Russell 1000® Index(c)	(1.76)	9.30	N/A	10.63	N/A	16.05	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$971.40	$2.29	$1,000.00	$1,022.61	$2.35	0.47%
Service	1,000.00	970.20	3.46	1,000.00	1,021.42	3.55	0.70
Investor A	1,000.00	970.60	3.59	1,000.00	1,021.29	3.68	0.73
Investor C	1,000.00	966.40	7.26	1,000.00	1,017.55	7.44	1.48
Class K	1,000.00	971.80	2.10	1,000.00	1,022.80	2.15	0.43
Class R	1,000.00	968.50	4.81	1,000.00	1,020.04	4.94	0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2019	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund, through its investment in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The period was defined by two distinct market environments. The fourth quarter of 2018 saw a market sell-off driven by slowing global growth, hawkish comments by the Fed, heightened trade tensions and fears of approaching the end of the cycle. In contrast, the first quarter of 2019 featured a sharp rebound, sparked by hopes for more supportive central bank policies and an easing of global trade tensions. As both the fourth quarter sell-off and the first quarter rebound were largely driven by broad geopolitical and macro-economic factors, the market movements were often disconnected with the company-specific sentiment of sell-side analysts and informed market participants. This disconnect created a difficult environment for sentiment- and trend-based signals and resulted in these insights broadly detracting from relative performance for the period. For example, a machine-learned signal that gauges broker sentiment by analyzing sell-side research reports detracted from relative returns. An insight identifying investor sentiment based on short positions of hedge funds further detracted, largely due to significant hedge fund de-risking throughout the fourth quarter. Despite quality-based signals broadly contributing during the period, driven by increased investor appetite for sustainable business models, a signal favoring companies with better asset efficiency as measured by total factor productivity negatively impacted relative return. Lastly, some of the Master Portfolio’s macro thematic signals, seeking to identify growing industries based on trends in online job postings, detracted from relative performance for the period.

Despite the first quarter of 2019 market rebound, increasing indications that we are approaching the end of the market cycle has caused investors to re-focus on identifying quality companies with sustainable businesses. Although the portfolio’s sentiment insights were an overall drag on relative performance, several trending- and sentiment-based insights that provide more of a quality-based lens into companies were notable contributors, reflecting the previously noted shift into quality companies. In particular, a signal that conducts text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial. An insight that gauges sentiment from informed bond investors contributed significantly as well, given interest rate volatility throughout the period. In addition to sentiment-based insights that provide an indirect quality lens, certain insights that provide a more direct measure of company quality were additive as well. In this vein, a machine-learned signal evaluating company fundamentals to predict future sales growth was additive during the period. Rewarding companies with positive dividend growth trends, an alternative measure of company quality, was also beneficial to relative performance for the period.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained its strategic allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. These included an insight that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The Master Portfolio also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions.

Describe portfolio positioning at period end.

The Master Portfolio remained largely neutral with respect to its sector weights relative to the Russell 1000® Value Index. At the end of the reporting period, the Master Portfolio had slight overweight positions versus the benchmark in industrials and real estate and slight underweight positions in energy and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Advantage Large Cap Value Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.26)%	4.47%	N/A	8.19%	N/A	12.50%	N/A
Service	(2.38)	4.19	N/A	7.88	N/A	12.20	N/A
Investor A	(2.36)	4.22	(1.25)%	7.89	6.73%	12.19	11.59%
Investor C	(2.75)	3.40	2.48	7.07	7.07	11.30	11.30
Class K	(2.24)	4.52	N/A	8.20	N/A	12.50	N/A
Class R	(2.52)	3.91	N/A	7.61	N/A	11.86	N/A
Russell 1000® Value Index(c)	(1.19)	5.67	N/A	7.72	N/A	14.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$977.40	$2.63	$1,000.00	$1,022.00	$2.69	0.54%
Service	1,000.00	976.20	3.85	1,000.00	1,020.76	3.94	0.79
Investor A	1,000.00	976.40	3.85	1,000.00	1,020.76	3.94	0.79
Investor C	1,000.00	972.50	7.49	1,000.00	1,017.06	7.66	1.54
Class K	1,000.00	977.60	2.39	1,000.00	1,022.24	2.44	0.49
Class R	1,000.00	974.80	5.07	1,000.00	1,019.53	5.18	1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value ( “NAV” ) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), each Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (the “Master Portfolios”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Statements of Assets and Liabilities  (unaudited)

March 31, 2019

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments at value — from the applicable Master Portfolio	$2,631,917,865	$627,094,127
Receivables:
Capital shares sold	2,289,336	430,491
From the Administrator	346,943	105,563
Withdrawals from the Master	2,357,342	920,752
Prepaid expenses	66,442	61,753

Total assets	2,636,977,928	628,612,686

LIABILITIES
Payables:
Capital shares redeemed	3,631,680	1,106,429
Officer’s fees	152	96
Other accrued expenses	242,226	91,859
Other affiliates	61,286	—
Service and distribution fees	363,887	141,160
Transfer agent fees	407,074	182,891

Total liabilities	4,706,305	1,522,435

NET ASSETS	$2,632,271,623	$627,090,251

NET ASSETS CONSIST OF
Paid-in capital	$2,370,649,381	$591,064,374
Accumulated earnings	261,622,242	36,025,877

NET ASSETS	$2,632,271,623	$627,090,251

F I N A N C I A L S T A T E M E N T S	9

Statements of Assets and Liabilities  (unaudited)  (concluded)

March 31, 2019

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional:
Net assets	$1,286,439,122	$172,560,770

Shares outstanding	79,589,762	6,401,302

Net asset value	$16.16	$26.96

Shares authorized	400 million	400 million

Par Value	$0.10	$0.10

Service:
Net assets	$263,064	$12,873,099

Shares outstanding	16,326	480,863

Net asset value	$16.11	$26.77

Shares authorized	50 million	50 million

Par Value	$0.10	$0.10

Investor A:
Net assets	$1,202,486,249	$338,278,650

Shares outstanding	77,404,519	12,820,617

Net asset value	$15.54	$26.39

Shares authorized	300 million	400 million

Par Value	$0.10	$0.10

Investor C:
Net assets	$106,652,746	$73,738,850

Shares outstanding	8,072,273	3,018,416

Net asset value	$13.21	$24.43

Shares authorized	400 million	400 million

Par Value	$0.10	$0.10

Class K:
Net assets	$2,664,967	$5,291,159

Shares outstanding	164,848	196,276

Net asset value	$16.17	$26.96

Shares authorized	2 billion	2 billion

Par Value	$0.10	$0.10

Class R:
Net assets	$33,765,475	$24,347,723

Shares outstanding	2,339,565	962,249

Net asset value	$14.43	$25.30

Shares authorized	200 million	200 million

Par Value	$0.10	$0.10

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended March 31, 2019

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Dividends — unaffiliated	$25,402,135	$7,982,683
Dividends — affiliated	274,039	68,763
Securities lending income — affiliated — net	8,390	965
Other income	11,379	2,905
Foreign taxes withheld	(13,855)	(1,117)
Expenses	(5,398,207)	(1,578,695)
Fees waived	9,057	20,964

Total investment income	20,292,938	6,496,468

FUND EXPENSES
Administration	3,032,403	749,834
Service and distribution — class specific	2,001,788	858,812
Transfer agent — class specific	1,302,766	354,129
Reorganization	166,709	—
Registration	53,583	45,919
Board realignment and consolidation	39,778	12,646
Professional	27,085	21,535
Printing	16,429	14,373
Offering expense	15,084	15,084
Accounting services	3,305	3,268
Officer	433	102
Miscellaneous	9,020	5,604

Total expenses	6,668,383	2,081,306
Less:
Fees waived and/or reimbursed by the Administrator	(3,543,038)	(956,138)
Transfer agent fees waived and/or reimbursed — class specific	(763,999)	(204,614)

Total expenses after fees waived and/or reimbursed	2,361,346	920,554

Net investment income	17,931,592	5,575,914

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE MASTER PORTFOLIO
Net realized loss from capital distributions received from affiliated investment companies, futures contracts and investments	(31,070,283)	(8,004,290)
Net change in unrealized appreciation (depreciation) on investments	(35,182,558)	(11,350,861)

Total realized and unrealized loss	(66,252,841)	(19,355,151)

Net Decrease in Net Assets Resulting from Operations	$(48,321,249)	$(13,779,237)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund		BlackRock Advantage Large Cap Value Fund
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,931,592	$26,318,548	$5,575,914	$10,179,715
Net realized gain/(loss)	(31,070,283)	196,241,064	(8,004,290)	55,565,962
Net change in unrealized appreciation (depreciation)	(35,182,558)	100,008,036	(11,350,861)	2,449,896

Net increase (decrease) in net assets resulting from operations	(48,321,249)	322,567,648	(13,779,237)	68,195,573

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(95,737,142)	(159,422,118)	(16,952,117)	(3,267,581)
Service	(22,844)	(87,480)	(1,352,638)	(222,244)
Investor A	(76,862,637)	(262,311,869)	(35,506,493)	(5,920,308)
Investor B	—	(30,414)	—	(4,759)
Investor C	(10,047,043)	(57,510,521)	(7,376,749)	(858,989)
Class K	(2,746,052)	—	(557,361)	—
Class R	(3,339,435)	(10,835,293)	(2,853,812)	(487,938)

Decrease in net assets resulting from distributions to shareholders	(188,755,153)	(490,197,695)	(64,599,170)	(10,761,819)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	538,606,102	850,458,527	55,002,049	(71,782,542)

NET ASSETS(b)
Total increase (decrease) in net assets	301,529,700	682,828,480	(23,376,358)	(14,348,788)
Beginning of period	2,330,741,923	1,647,913,443	650,466,609	664,815,397

End of period	$2,632,271,623	$2,330,741,923	$627,090,251	$650,466,609

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes.
Refer to Note 7 for this prior year information.

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018	2017		2016		2015	2014

Net asset value, beginning of period	$18.18		$21.42	$18.51		$17.36		$17.68	$14.85

Net investment income(a)	0.13		0.25	0.21		0.16		0.13	0.12
Net realized and unrealized gain (loss)	(0.72)		2.71	4.01		1.55		(0.35)	2.71

Net increase (decrease) from investment operations	(0.59)		2.96	4.22		1.71		(0.22)	2.83

Distributions(b)
From net investment income	(0.20)		(0.23)	(0.19)		(0.12)		(0.10)	—
From net realized gain	(1.23)		(5.97)	(1.12)		(0.44)		—	—

Total distributions	(1.43)		(6.20)	(1.31)		(0.56)		(0.10)	—

Net asset value, end of period	$16.16		$18.18	$21.42		$18.51		$17.36	$17.68

Total Return(c)
Based on net asset value	(2.86	)%(d)	17.36%	23.78	%(e)	9.97	%(e)	(1.25)%	19.06%

Ratios to Average Net Assets(f)
Total expenses(g)	0.77	%(h)	0.79%	0.86%		0.88%		0.87%	0.88%

Total expenses after fees waived and/or reimbursed(g)	0.46	%(h)	0.48%	0.75%		0.87%		0.87%	0.87%

Net investment income(g)	1.64	%(h)	1.44%	1.07%		0.88%		0.72%	0.70%

Supplemental Data
Net assets, end of period (000)	$1,286,439		$1,197,729	$514,830		$450,066		$458,589	$503,035

Portfolio turnover rate of the Master Portfolio	78%		148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Service
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018	2017		2016		2015	2014

Net asset value, beginning of period	$18.11		$21.35	$18.34		$17.22		$17.55	$14.78

Net investment income(a)	0.11		0.21	0.14		0.09		0.07	0.06
Net realized and unrealized gain (loss)	(0.72)		2.71	3.97		1.53		(0.35)	2.71

Net increase (decrease) from investment operations	(0.61)		2.92	4.11		1.62		(0.28)	2.77

Distributions(b)
From net investment income	(0.16)		(0.19)	—		(0.06)		(0.05)	—
From net realized gain	(1.23)		(5.97)	(1.10)		(0.44)		—	—

Total distributions	(1.39)		(6.16)	(1.10)		(0.50)		(0.05)	—

Net asset value, end of period	$16.11		$18.11	$21.35		$18.34		$17.22	$17.55

Total Return(c)
Based on net asset value	(2.98	)%(d)	17.11%	23.26	%(e)	9.50	%(e)	(1.61)%	18.74%

Ratios to Average Net Assets(f)
Total expenses(g)	1.02	%(h)	1.10%	1.23%		1.23%		1.21%	1.20%

Total expenses after fees waived and/or reimbursed(g)	0.70	%(h)	0.73%	1.10%		1.23%		1.21%	1.20%

Net investment income(g)	1.46	%(h)	1.18%	0.72%		0.51%		0.39%	0.38%

Supplemental Data
Net assets, end of period (000)	$263		$177	$289		$246		$1,085	$1,096

Portfolio turnover rate of the Master Portfolio	78%		148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018	2017		2016		2015	2014

Net asset value, beginning of period	$17.52		$20.84	$18.04		$16.93		$17.24	$14.52

Net investment income(a)	0.10		0.20	0.16		0.11		0.08	0.07
Net realized and unrealized gain (loss)	(0.68)		2.63	3.89		1.51		(0.33)	2.65

Net increase (decrease) from investment operations	(0.58)		2.83	4.05		1.62		(0.25)	2.72

Distributions(b)
From net investment income	(0.17)		(0.18)	(0.13)		(0.07)		(0.06)	—
From net realized gain	(1.23)		(5.97)	(1.12)		(0.44)		—	—

Total distributions	(1.40)		(6.15)	(1.25)		(0.51)		(0.06)	—

Net asset value, end of period	$15.54		$17.52	$20.84		$18.04		$16.93	$17.24

Total Return(c)
Based on net asset value	(2.94	)%(d)	17.10%	23.38	%(e)	9.67	%(e)	(1.47)%	18.73%

Ratios to Average Net Assets(f)
Total expenses(g)	1.12	%(h)	1.14%	1.22%		1.24%		1.23%	1.24%

Total expenses after fees waived and/or reimbursed(g)	0.73	%(h)	0.73%	1.00%		1.14%		1.14%	1.14%

Net investment income(g)	1.40	%(h)	1.19%	0.81%		0.62%		0.45%	0.44%

Supplemental Data
Net assets, end of period (000)	$1,202,486		$929,540	$905,826		$747,639		$750,260	$810,944

Portfolio turnover rate of the Master Portfolio	78%		148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018	2017		2016		2015		2014

Net asset value, beginning of period	$15.03		$18.61	$16.22		$15.33		$15.69		$13.32

Net investment income (loss)(a)	0.04		0.06	(0.01)		(0.04)		(0.06)		(0.06)
Net realized and unrealized gain (loss)	(0.60)		2.29	3.50		1.37		(0.30)		2.43

Net increase (decrease) from investment operations	(0.56)		2.35	3.49		1.33		(0.36)		2.37

Distributions(b)
From net investment income	(0.03)		—	—		—		(0.00	)(c)	—
From net realized gain	(1.23)		(5.93)	(1.10)		(0.44)		—		—

Total distributions	(1.26)		(5.93)	(1.10)		(0.44)		—		—

Net asset value, end of period	$13.21		$15.03	$18.61		$16.22		$15.33		$15.69

Total Return(d)
Based on net asset value	(3.36	)%(e)	16.24%	22.42	%(f)	8.78	%(f)	(2.29)%		17.79%

Ratios to Average Net Assets(g)
Total expenses(h)	1.89	%(i)	1.92%	1.97%		1.99%		1.96%		1.97%

Total expenses after fees waived and/or reimbursed(h)	1.48	%(i)	1.48%	1.87%		1.98%		1.96%		1.97%

Net investment income (loss)(h)	0.58	%(i)	0.44%	(0.04)%		(0.23)%		(0.37)%		(0.39)%

Supplemental Data
Net assets, end of period (000)	$106,653		$159,351	$190,416		$327,447		$356,391		$394,765

Portfolio turnover rate of the Master Portfolio	78%		148%	130%		39%		41%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Annualized.

See notes to financial statements.

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Six Months Ended 03/31/19 (unaudited)	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$18.19	$17.48

Net investment income(b)	0.17	0.18
Net realized and unrealized gain (loss)	(0.75)	0.53

Net increase (decrease) from investment operations	(0.58)	0.71

Distributions(c)
From net investment income	(0.21)	—
From net realized gain	(1.23)	—

Total distributions	(1.44)	—

Net asset value, end of period	$16.17	$18.19

Total Return(d)
Based on net asset value(e)	(2.82)%	4.06%

Ratios to Average Net Assets(f)
Total expenses(g)(h)	0.72%	0.72%

Total expenses after fees waived and/or reimbursed(g)(h)	0.43%	0.43%

Net investment income(g)(h)	2.06%	1.55%

Supplemental Data
Net assets, end of period (000)	$2,665	$2,458

Portfolio turnover rate of the Master Portfolio	78%	148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018	2017		2016		2015	2014

Net asset value, beginning of period	$16.38		$19.85	$17.22		$16.18		$16.47	$13.91

Net investment income(a)	0.08		0.15	0.10		0.05		0.03	0.02
Net realized and unrealized gain (loss)	(0.66)		2.47	3.72		1.45		(0.32)	2.54

Net increase (decrease) from investment operations	(0.58)		2.62	3.82		1.50		(0.29)	2.56

Distributions(b)
From net investment income	(0.14)		(0.12)	(0.07)		(0.02)		—	—
From net realized gain	(1.23)		(5.97)	(1.12)		(0.44)		—	—

Total distributions	(1.37)		(6.09)	(1.19)		(0.46)		—	—

Net asset value, end of period	$14.43		$16.38	$19.85		$17.22		$16.18	$16.47

Total Return(c)
Based on net asset value	(3.15	)%(d)	16.83%	23.06	%(e)	9.36	%(e)	(1.76)%	18.40%

Ratios to Average Net Assets(f)
Total expenses(g)	1.31	%(h)	1.38%	1.43%		1.45%		1.44%	1.43%

Total expenses after fees waived and/or reimbursed(g)	0.98	%(h)	0.98%	1.30%		1.44%		1.43%	1.43%

Net investment income(g)	1.12	%(h)	0.94%	0.52%		0.31%		0.15%	0.15%

Supplemental Data
Net assets, end of period (000)	$33,765		$41,488	$36,445		$35,921		$36,412	$42,962

Portfolio turnover rate of the Master Portfolio	78%		148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016		2015		2014

Net asset value, beginning of period	$30.89		$28.32		$23.57		$21.58		$22.25		$18.85

Net investment income(a)	0.28		0.55		0.36		0.26		0.23		0.22
Net realized and unrealized gain (loss)	(1.09)		2.57		4.74		1.96		(0.65)		3.18

Net increase (decrease) from investment operations	(0.81)		3.12		5.10		2.22		(0.42)		3.40

Distributions(b)
From net investment income	(0.59)		(0.43)		(0.35)		(0.23)		(0.25)		—
From net realized gain	(2.53)		(0.12)		—		—		—		—

Total distributions	(3.12)		(0.55)		(0.35)		(0.23)		(0.25)		—

Net asset value, end of period	$26.96		$30.89		$28.32		$23.57		$21.58		$22.25

Total Return(c)
Based on net asset value(d)	(2.26	)%(e)	11.16%		21.79%		10.35%		(1.94)%		18.04%

Ratios to Average Net Assets(f)
Total expenses	0.90	%(g)(h)	0.92	%(i)	0.94	%(i)	0.92	%(i)	0.91	%(i)	0.89	%(i)

Total expenses after fees waived and/or reimbursed	0.54	%(g)(h)	0.54	%(i)	0.77	%(i)	0.87	%(i)	0.86	%(i)	0.84	%(i)

Net investment income	2.14	%(g)(h)	1.87	%(i)	1.37	%(i)	1.18	%(i)	1.01	%(i)	1.07	%(i)

Supplemental Data
Net assets, end of period (000)	$172,561		$169,089		$166,970		$143,113		$162,376		$184,691

Portfolio turnover rate of the Master Portfolio	82%		143%		137%		40%		30%		32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/19	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Total return	—	—	21.66%	10.25%	—	—

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Service
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016		2015		2014

Net asset value, beginning of period	$30.65		$28.11		$23.38		$21.40		$22.07		$18.75

Net investment income(a)	0.25		0.47		0.28		0.19		0.16		0.16
Net realized and unrealized gain (loss)	(1.09)		2.54		4.72		1.95		(0.65)		3.16

Net increase (decrease) from investment operations	(0.84)		3.01		5.00		2.14		(0.49)		3.32

Distributions(b)
From net investment income	(0.51)		(0.35)		(0.27)		(0.16)		(0.18)		—
From net realized gain	(2.53)		(0.12)		—		—		—		—

Total distributions	(3.04)		(0.47)		(0.27)		(0.16)		(0.18)		—

Net asset value, end of period	$26.77		$30.65		$28.11		$23.38		$21.40		$22.07

Total Return(c)
Based on net asset value(d)	(2.38	)%(e)	10.84%		21.48%		10.03%		(2.27)%		17.71%

Ratios to Average Net Assets(f)
Total expenses	1.20	%(g)(h)	1.21	%(i)	1.24	%(i)	1.23	%(i)	1.20	%(i)	1.20	%(i)

Total expenses after fees waived and/or reimbursed	0.79	%(g)(h)	0.79	%(i)	1.06	%(i)	1.18	%(i)	1.15	%(i)	1.15	%(i)

Net investment income	1.90	%(g)(h)	1.62	%(i)	1.08	%(i)	0.87	%(i)	0.72	%(i)	0.76	%(i)

Supplemental Data
Net assets, end of period (000)	$12,873		$13,704		$13,313		$13,313		$11,931		$14,155

Portfolio turnover rate of the Master Portfolio	82%		143%		137%		40%		30%		32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/19	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Total return	—	—	21.35%	9.93%	—	—

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016		2015		2014

Net asset value, beginning of period	$30.26		$27.76		$23.09		$21.14		$21.79		$18.52

Net investment income(a)	0.25		0.47		0.28		0.19		0.16		0.15
Net realized and unrealized gain (loss)	(1.07)		2.51		4.65		1.92		(0.64)		3.12

Net increase (decrease) from investment operations	(0.82)		2.98		4.93		2.11		(0.48)		3.27

Distributions(b)
From net investment income	(0.52)		(0.36)		(0.26)		(0.16)		(0.17)		—
From net realized gain	(2.53)		(0.12)		—		—		—		—

Total distributions	(3.05)		(0.48)		(0.26)		(0.16)		(0.17)		—

Net asset value, end of period	$26.39		$30.26		$27.76		$23.09		$21.14		$21.79

Total Return(c)
Based on net asset value(d)	(2.36	)%(e)	10.86%		21.49%		10.01%		(2.23)%		17.66%

Ratios to Average Net Assets(f)
Total expenses	1.18	%(g)(h)	1.20	%(i)	1.22	%(i)	1.22	%(i)	1.22	%(i)	1.22	%(i)

Total expenses after fees waived and/or reimbursed	0.79	%(g)(h)	0.79	%(i)	1.04	%(i)	1.17	%(i)	1.17	%(i)	1.17	%(i)

Net investment income	1.90	%(g)(h)	1.61	%(i)	1.10	%(i)	0.88	%(i)	0.69	%(i)	0.74	%(i)

Supplemental Data
Net assets, end of period (000)	$338,279		$337,798		$346,128		$286,786		$297,653		$352,267

Portfolio turnover rate of the Master Portfolio	82%		143%		137%		40%		30%		32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/19	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Total return	—	—	21.36%	9.91%	—	—

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016		2015		2014

Net asset value, beginning of period	$28.06		$25.71		$21.36		$19.57		$20.19		$17.29

Net investment income (loss)(a)	0.14		0.23		0.07		0.02		(0.01)		(0.01)
Net realized and unrealized gain (loss)	(1.00)		2.33		4.32		1.78		(0.60)		2.91

Net increase (decrease) from investment operations	(0.86)		2.56		4.39		1.80		(0.61)		2.90

Distributions(b)
From net investment income	(0.24)		(0.09)		(0.04)		(0.01)		(0.01)		—
From net realized gain	(2.53)		(0.12)		—		—		—		—

Total distributions	(2.77)		(0.21)		(0.04)		(0.01)		(0.01)		—

Net asset value, end of period	$24.43		$28.06		$25.71		$21.36		$19.57		$20.19

Total Return(c)
Based on net asset value(d)	(2.75	)%(e)	10.03%		20.59%		9.18%		(3.00)%		16.77%

Ratios to Average Net Assets(f)
Total expenses	1.97	%(g)(h)	1.97	%(i)	1.98	%(i)	1.98	%(i)	1.98	%(i)	2.01	%(i)

Total expenses after fees waived and/or reimbursed	1.54	%(g)(h)	1.54	%(i)	1.84	%(i)	1.93	%(i)	1.93	%(i)	1.95	%(i)

Net investment income (loss)	1.13	%(g)(h)	0.87	%(i)	0.29	%(i)	0.12	%(i)	(0.07	)%(i)	(0.05	)%(i)

Supplemental Data
Net assets, end of period (000)	$73,739		$94,919		$104,248		$156,999		$171,844		$204,312

Portfolio turnover rate of the Master Portfolio	82%		143%		137%		40%		30%		32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/19	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Total return	—	—	20.44%	9.08%	—	—

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Six Months Ended 03/31/19 (unaudited)		Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$30.90		$30.90

Net investment income(b)	0.29		0.39
Net realized and unrealized loss	(1.10)		(0.39)

Net decrease from investment operations	(0.81)		—

Distributions(c)
From net investment income	(0.60)		—
From net realized gain	(2.53)		—

Total distributions	(3.13)		—

Net asset value, end of period	$26.96		$30.90

Total Return(d)
Based on net asset value(e)	(2.24)%		0.00%

Ratios to Average Net Assets(f)
Total expenses(g)	0.81	%(h)	0.83	%(i)

Total expenses after fees waived and/or reimbursed(g)	0.49	%(h)	0.49	%(i)

Net investment income(g)	2.19	%(h)	1.88	%(i)

Supplemental Data
Net assets, end of period (000)	$5,291		$5,459

Portfolio turnover rate of the Master Portfolio	82%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class R
	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016		2015		2014

Net asset value, beginning of period	$29.10		$26.70		$22.21		$20.33		$20.96		$17.86

Net investment income(a)	0.21		0.38		0.20		0.13		0.09		0.09
Net realized and unrealized gain (loss)	(1.05)		2.42		4.48		1.84		(0.61)		3.01

Net increase (decrease) from investment operations	(0.84)		2.80		4.68		1.97		(0.52)		3.10

Distributions(b)
From net investment income	(0.43)		(0.28)		(0.19)		(0.09)		(0.11)		—
From net realized gain	(2.53)		(0.12)		—		—		—		—

Total distributions	(2.96)		(0.40)		(0.19)		(0.09)		(0.11)		—

Net asset value, end of period	$25.30		$29.10		$26.70		$22.21		$20.33		$20.96

Total Return(c)
Based on net asset value(d)	(2.52	)%(e)	10.60%		21.15%		9.74%		(2.52)%		17.36%

Ratios to Average Net Assets(f)
Total expenses	1.47	%(g)(h)	1.47	%(i)	1.50	%(i)	1.49	%(i)	1.48	%(i)	1.48	%(i)

Total expenses after fees waived and/or reimbursed	1.04	%(g)(h)	1.04	%(i)	1.33	%(i)	1.44	%(i)	1.43	%(i)	1.43	%(i)

Net investment income	1.64	%(g)(h)	1.37	%(i)	0.80	%(i)	0.61	%(i)	0.43	%(i)	0.48	%(i)

Supplemental Data
Net assets, end of period (000)	$24,348		$29,497		$33,484		$34,213		$34,551		$43,377

Portfolio turnover rate of the Master Portfolio	82%		143%		137%		40%		30%		32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/19	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Total return	—	—	21.01%	9.64%	—	—

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)	BlackRock Large Cap Series Funds, Inc.

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized is a Maryland corporation. The following, each of which is a series of the Corporation, are referred to herein collectively as the “Funds” or individually as a “Fund”.

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

The Funds seeks to achieve their investment objectives by investing all of its assets in a corresponding series of Master Large Cap Series LLC (“Master LLC”): Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Master LLC is an affiliate of the Corporation. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. At March 31, 2019, the percentage of each Master Portfolio owned by the corresponding Fund was 77.1% for Advantage Large Cap Core and 99.9% for Advantage Large Cap Value. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The Funds offer multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of Directors of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage Large Cap Core. As a result, Advantage Large Cap Core acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage Large Cap Core.

Each shareholder of the Target Fund received shares of Advantage Large Cap Core in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by Advantage Large Cap Core to Master Advantage Large Cap Core Portfolio in exchange for an investment in Master Advantage Large Cap Core Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of Advantage Large Cap Core in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage Large Cap Core’s Share Class	Shares of Advantage Large Cap Core
Class A	15,797,869	0.54503407	Investor A	8,610,377
Class B	213,291	0.53820025	Investor A	114,793
Institutional	8,542,308	0.53365366	Institutional	4,558,634
Class R-1	264,616	0.54585305	Investor A	144,441
Class R-2	1,640,010	0.54316115	Investor A	890,790
Class R-3	281,989	0.52885522	Institutional	149,131
Legacy Class B	315,209	0.58216360	Investor A	183,503
Premier	18,245,882	0.58227100	Investor A	10,624,048

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Funds, Inc.

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$379,287,090
Paid-in capital	355,689,127
Accumulated earnings	23,597,963

For financial reporting purposes, assets received and shares issued by Advantage Large Cap Core were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage Large Cap Core’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Advantage Large Cap Core before the acquisition were $2,181,915,252. The aggregate net assets of Advantage Large Cap Core immediately after the acquisition amounted to $2,561,202,342. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Equity Fund	$369,010,639	$345,412,676

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage Large Cap Core. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the acquisition had been completed on October 1, 2018, the beginning of the fiscal reporting period of Advantage Large Cap Core, the pro forma results of operations for the six months ended March 31, 2019, are as follows:

•	Net investment income: $18,657,837

•	Net realized and change in unrealized loss on investments: $(108,193,185)

•	Net decrease in net assets resulting from operations: $(89,535,348)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage Large Cap Core’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by Advantage Large Cap Core in connection with the reorganization were expensed by Advantage Large Cap Core. The Manager reimbursed Advantage Large Cap Core $166,533, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. Each Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Funds’ policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Funds, Inc.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Funds pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Funds. The Funds do not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total
Advantage Large Cap Core	$ 179	$1,353,765	$564,696	83,148	$2,001,788
Advantage Large Cap Value	15,587	402,782	376,815	63,628	858,812

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Advantage Large Cap Core	$713,725	$ 8	$713,733
Advantage Large Cap Value	1,083	528	1,611

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, the Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class R	Total
Advantage Large Cap Core	$9,561	$ 11	$97,488	$2,171	$119	$109,350
Advantage Large Cap Value	587	1,972	14,206	722	104	17,591

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Core	$334,853	$ 199	$831,272	$110,551	$101	$25,790	$1,302,766
Advantage Large Cap Value	74,457	8,732	191,312	59,437	76	20,115	354,129

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Advantage Large Cap Core	$13,618
Advantage Large Cap Value	4,233

For the six months ended March 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Core	$1,403	$1,236
Advantage Large Cap Value	335	80

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Funds, Inc.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Core	Advantage Large Cap Value
Institutional	0.48%	0.54%
Service	0.73	0.79
Investor A	0.73	0.79
Investor C	1.48	1.54
Class K	0.43	0.49
Class R	0.98	1.04

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021 for Advantage Large Cap Core and January 31, 2020 for Advantage Large Cap Value, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended March 31, 2019, the Administrator waived and/or reimbursed $3,336,727 and $943,492 for Advantage Large Cap Core and Advantage Large Cap Value, respectively, which is included in fees waived and/or reimbursed by the Administrator in the Statements of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the six months ended March 31, 2019, class specific expense reimbursements are as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Core	$122,339	$ 37	$558,902	$73,244	$101	$ 9,376	$763,999
Advantage Large Cap Value	34,616	5,620	110,899	39,646	76	13,757	204,614

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Administrator has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the six months ended March 31, 2019, the amount reimbursed for Advantage Large Cap Core and Advantage Large Cap Value was $39,778 and $12,646, respectively.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Funds, Inc.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18
Advantage Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares issued in reorganization(a)	4,707,765	$72,895,979	—	$—
Shares sold	10,363,743	157,521,794	46,000,719	775,682,650
Shares issued in reinvestment of distributions	5,663,209	87,439,928	8,284,642	134,211,185
Shares redeemed	(7,009,678)	(108,942,476)	(12,460,980)	(214,348,172)

Net increase	13,725,039	$208,915,225	41,824,381	$695,545,663

Service
Shares sold	11,174	$175,078	3,544	$66,317
Shares issued in reinvestment of distributions	1,483	22,844	5,410	87,480
Shares redeemed	(6,083)	(85,313)	(12,738)	(227,466)

Net increase (decrease)	6,574	$112,609	(3,784)	$(73,669)

Investor A
Shares issued in reorganization(a)	20,567,952	$306,391,111	—	$—
Shares issued from conversion(b)	—	—	7,089	112,430
Shares sold and automatic conversion of shares	5,233,994	81,620,385	3,328,876	58,089,461
Shares issued in reinvestment of distributions	4,811,116	71,445,025	15,151,484	237,115,672
Shares redeemed	(6,255,373)	(93,184,053)	(8,904,404)	(153,056,768)

Net increase	24,357,689	$366,272,468	9,583,045	$142,260,795

Investor B
Shares issued in reinvestment of distributions	—	$—	2,118	$30,372
Shares converted(a)	—	—	(7,743)	(112,430)
Shares redeemed and automatic conversion of shares	—	—	(66)	(1,239)

Net increase (decrease)	—	$—	(5,691)	$(83,297)

Investor C
Shares sold	1,059,244	$13,072,182	748,962	$11,088,202
Shares issued in reinvestment of distributions	743,494	9,420,069	3,916,476	52,872,420
Shares redeemed	(4,331,555)	(59,142,828)	(4,296,898)	(63,653,054)

Net increase (decrease)	(2,528,817)	$(36,650,577)	368,540	$307,568

			Period from 01/25/18(c) to 09/30/18
Class K
Shares sold	1,815,131	$30,160,435	158,072	$2,645,271
Shares issued in reinvestment of distributions	11,358	175,366	—	—
Shares redeemed	(1,796,784)	(27,320,462)	(22,929)	(392,072)

Net increase	29,705	$3,015,339	135,143	$2,253,199

			Year Ended 09/30/18
Class R
Shares sold	933,310	$13,920,711	702,016	$11,451,689
Shares issued in reinvestment of distributions	241,778	3,338,946	738,850	10,824,152
Shares redeemed	(1,368,765)	(20,318,619)	(744,087)	(12,027,573)

Net increase (decrease)	(193,677)	$(3,058,962)	696,779	$10,248,268

Total Net Increase	35,396,513	$538,606,102	52,598,413	$850,458,527

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended 03/31/19		Year Ended 09/30/18
Advantage Large Cap Value	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,073,216	$27,477,081	1,059,653	$31,257,209
Shares issued in reinvestment of distributions	542,323	14,116,583	87,557	2,538,269
Shares redeemed	(688,605)	(18,511,520)	(1,568,081)	(46,415,312)

Net increase (decrease)	926,934	$23,082,144	(420,871)	$(12,619,834)

Service
Shares sold	4,843	$123,407	3,957	$116,093
Shares issued in reinvestment of distributions	51,384	1,329,298	7,572	218,294
Shares redeemed	(22,435)	(581,013)	(38,129)	(1,116,157)

Net increase (decrease)	33,792	$871,692	(26,600)	$(781,770)

Investor A
Shares issued from conversion(b)	—	$—	22,030	$634,485
Shares sold and automatic conversion of shares	1,537,073	41,234,619	807,835	23,395,227
Shares issued in reinvestment of distributions	1,272,414	32,446,320	189,158	5,383,558
Shares redeemed	(1,151,510)	(30,083,220)	(2,325,072)	(67,501,084)

Net increase (decrease)	1,657,977	$43,597,719	(1,306,049)	$(38,087,814)

Investor B
Shares sold	—	$—	—	$62
Shares issued in reinvestment of distributions	—	—	178	4,759
Shares converted(b)	—	—	(23,439)	(634,485)
Shares redeemed and automatic conversion of shares	—	—	(2,717)	(71,805)

Net increase (decrease)	—	$—	(25,978)	$(701,469)

Investor C
Shares sold	552,924	$12,725,263	302,147	$8,095,600
Shares issued in reinvestment of distributions	302,645	7,162,846	31,389	833,387
Shares redeemed	(1,220,314)	(31,544,379)	(1,005,844)	(27,015,261)

Net decrease	(364,745)	$(11,656,270)	(672,308)	$(18,086,274)

			Period from 01/25/18(c) to 09/30/18
Class K
Shares sold	21,275	$573,632	184,129	$5,408,891
Shares issued in reinvestment of distributions	20,633	537,068	—	—
Shares redeemed	(22,336)	(587,507)	(7,425)	(222,141)

Net increase	19,572	$523,193	176,704	$5,186,750

			Year Ended 09/30/18
Class R
Shares sold	81,870	$2,077,996	156,293	$4,347,232
Shares issued in reinvestment of distributions	116,572	2,852,522	17,789	487,761
Shares redeemed	(249,924)	(6,346,947)	(414,468)	(11,527,124)

Net decrease	(51,482)	$(1,416,429)	(240,386)	$(6,692,131)

Total Net Increase (Decrease)	2,222,048	$55,002,049	(2,515,488)	$(71,782,542)

(a)	See Note 1 regarding the reorganization.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(c)	Commencement of operations.

As of March 31, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Shares	Advantage Large Cap Core	Advantage Large Cap Value
Class K	11,442	6,472

30	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Funds, Inc.

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Advantage Large Cap Core Fund	Institutional	$6,016,699	$153,405,419
	Service	2,671	84,809
	Investor A	7,759,245	254,552,624
	Class B	—	30,414
	Class C	—	57,510,521
	Class R	221,423	10,613,870
Advantage Large Cap Value Fund	Institutional	2,533,597	733,984
	Service	164,115	58,129
	Investor A	4,396,705	1,523,603
	Class B	1,609	3,150
	Class C	366,401	492,588
	Class R	337,589	150,349

Undistributed net investment income as of September 31, 2018 is as follows:

Undistributed Net Investment Income
Advantage Large Cap Core Fund	$ 22,199,788
Advantage Large Cap Value Fund	7,858,469

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Portfolio Information as of March 31, 2019	Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Amazon.com, Inc.	4%
Apple Inc.	3
Johnson & Johnson	3
Microsoft Corp.	2
Mastercard, Inc., Class A	2
Merck & Co., Inc.	2
UnitedHealth Group, Inc.	2
PepsiCo, Inc.	2
JPMorgan Chase & Co.	2
Facebook, Inc., Class A	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	22%
Health Care	15
Financials	14
Industrials	11
Consumer Discretionary	9
Communication Services	8
Consumer Staples	6
Real Estate	5
Energy	4
Utilities	3
Materials	2
Short-Term Securities	1
Other Assets Less Liabilities	—	(a)

Master Advantage Large Cap Value Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Johnson & Johnson	4%
JPMorgan Chase & Co.	3
Merck & Co., Inc.	3
Berkshire Hathaway, Inc., Class B	3
Bank of America Corp.	2
Verizon Communications, Inc.	2
Chevron Corp.	2
Intel Corp.	2
Medtronic PLC	2
Exxon Mobil Corp.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	22%
Health Care	16
Information Technology	10
Industrials	9
Energy	9
Consumer Staples	7
Communication Services	6
Real Estate	6
Utilities	6
Consumer Discretionary	4
Materials	4
Short-Term Securities	1
Liabilities in Excess of Other Assets	—	(b)

(a)	Amount is greater than 0.5%
(b)	Amount is greater than (0.05)%.

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

32	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) March 31, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.0%

Aerospace & Defense — 2.0%
Boeing Co.	67,614	$25,789,332
General Dynamics Corp.	27,850	4,714,448
Raytheon Co.	201,767	36,737,735

		67,241,515

Airlines — 0.1%
Southwest Airlines Co.	93,329	4,844,708

Banks — 5.6%
Bank of America Corp.	1,448,519	39,964,639
BB&T Corp.	842,372	39,195,569
Citizens Financial Group, Inc.	793,752	25,796,940
Cullen/Frost Bankers, Inc.	14,073	1,366,066
East West Bancorp, Inc.	99,086	4,753,155
First Republic Bank	24,731	2,484,476
IBERIABANK Corp.	44,724	3,207,158
JPMorgan Chase & Co.	540,089	54,673,209
PNC Financial Services Group, Inc.	38,756	4,753,811
Regions Financial Corp.	56,533	799,942
Wells Fargo & Co.	278,264	13,445,716
Western Alliance Bancorp (a)	42,675	1,751,382

		192,192,063

Beverages — 2.0%
Keurig Dr Pepper, Inc.	22,969	642,443
Molson Coors Brewing Co., Class B	22,196	1,323,991
Monster Beverage Corp. (a)	158,901	8,672,817
PepsiCo, Inc.	471,903	57,831,713

		68,470,964

Biotechnology — 4.1%
AbbVie, Inc.	281,786	22,709,134
Amgen, Inc.	224,199	42,593,326
Biogen, Inc. (a)	15,829	3,741,659
Celgene Corp. (a)	89,689	8,461,260
Genomic Health, Inc. (a)	44,622	3,125,771
Gilead Sciences, Inc.	679,302	44,161,423
Incyte Corp. (a)	33,620	2,891,656
Regeneron Pharmaceuticals, Inc. (a)	14,017	5,755,660
Vertex Pharmaceuticals, Inc. (a)	35,396	6,511,094

		139,950,983

Building Products — 0.4%
Allegion PLC	140,318	12,728,246

Capital Markets — 2.4%
Charles Schwab Corp.	923,532	39,490,228
Evercore, Inc., Class A	23,783	2,164,253
FactSet Research Systems, Inc.	26,158	6,494,247
Moelis & Co., Class A	190,943	7,945,138
Morgan Stanley	397,557	16,776,905
TD Ameritrade Holding Corp.	165,918	8,294,241

		81,165,012

Chemicals — 1.4%
Air Products & Chemicals, Inc.	163,663	31,253,086
Eastman Chemical Co.	62,716	4,758,890
Ecolab, Inc.	62,940	11,111,428

		47,123,404

Commercial Services & Supplies — 0.3%
Republic Services, Inc.	27,439	2,205,547
Waste Connections, Inc.	8,931	791,197
Waste Management, Inc.	65,106	6,765,164

		9,761,908

Communications Equipment — 1.2%
Ciena Corp. (a)	107,008	3,995,679
Cisco Systems, Inc.	512,340	27,661,237

Security	Shares	Value

Communications Equipment (continued)
InterDigital, Inc.	9	$594
Motorola Solutions, Inc.	71,401	10,026,128

		41,683,638

Construction & Engineering — 0.0%
Fluor Corp.	33,140	1,219,552

Construction Materials — 0.1%
Vulcan Materials Co.	16,722	1,979,885

Consumer Finance — 0.9%
American Express Co.	209,926	22,944,912
Discover Financial Services	97,765	6,956,957

		29,901,869

Containers & Packaging — 0.9%
Packaging Corp. of America	36,266	3,604,115
Westrock Co.	657,979	25,233,495

		28,837,610

Diversified Consumer Services — 0.1%
H&R Block, Inc.	135,251	3,237,909

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B (a)	238,124	47,836,730

Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	715,582	42,312,364

Electric Utilities — 1.6%
Evergy, Inc.	110,285	6,402,044
IDACORP, Inc.	131,876	13,126,937
OGE Energy Corp.	14,094	607,733
Pinnacle West Capital Corp.	223,186	21,332,118
Xcel Energy, Inc.	257,112	14,452,265

		55,921,097

Electrical Equipment — 1.4%
AMETEK, Inc.	110,546	9,172,002
Generac Holdings, Inc. (a)	50,963	2,610,834
Rockwell Automation, Inc.	213,849	37,521,945

		49,304,781

Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	202,101	19,476,473
Corning, Inc.	47,188	1,561,923
National Instruments Corp.	327,749	14,538,946

		35,577,342

Energy Equipment & Services — 0.5%
Halliburton Co.	550,451	16,128,214
Nabors Industries Ltd.	298,019	1,025,185

		17,153,399

Entertainment — 0.8%
Netflix, Inc. (a)	24,903	8,879,414
Viacom, Inc., Class A	1,651	53,575
Viacom, Inc., Class B	355,380	9,975,517
Walt Disney Co.	74,138	8,231,542
Zynga, Inc., Class A (a)	115,513	615,684

		27,755,732

Equity Real Estate Investment Trusts (REITs) — 4.7%
Equity LifeStyle Properties, Inc.	231,673	26,480,224
First Industrial Realty Trust, Inc.	354,492	12,534,837
Host Hotels & Resorts, Inc.	305,182	5,767,940
Outfront Media, Inc.	314,758	7,365,337
Park Hotels & Resorts, Inc.	520,808	16,186,713
Prologis, Inc.	590,193	42,464,386
Realty Income Corp.	124,318	9,144,832
RLJ Lodging Trust	481,379	8,457,829

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	174,194	$31,739,889

		160,141,987

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	94,685	22,927,026
Performance Food Group Co. (a)	49,391	1,957,859

		24,884,885

Food Products — 1.8%
Archer-Daniels-Midland Co.	586,024	25,275,215
Hershey Co.	257,982	29,624,073
Lamb Weston Holdings, Inc.	83,286	6,241,453
Tyson Foods, Inc., Class A	16,360	1,135,875

		62,276,616

Gas Utilities — 0.4%
Atmos Energy Corp.	132,076	13,594,583

Health Care Equipment & Supplies — 2.3%
IDEXX Laboratories, Inc. (a)	10,963	2,451,327
Masimo Corp. (a)	40,848	5,648,461
Medtronic PLC	297,444	27,091,200
STERIS PLC	35,690	4,569,391
Stryker Corp.	203,661	40,227,121

		79,987,500

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	127,572	10,144,525
Anthem, Inc.	5,942	1,705,235
Cardinal Health, Inc.	64,629	3,111,886
Humana, Inc.	45,478	12,097,148
McKesson Corp.	86,387	10,112,462
UnitedHealth Group, Inc.	237,709	58,775,927

		95,947,183

Health Care Technology — 0.8%
Cerner Corp. (a)	229,261	13,116,022
Veeva Systems, Inc., Class A (a)	106,170	13,468,726

		26,584,748

Hotels, Restaurants & Leisure — 2.0%
Aramark	181,897	5,375,056
Carnival Corp.	400,531	20,314,932
Darden Restaurants, Inc.	101,782	12,363,460
Domino’s Pizza, Inc.	22,414	5,785,053
Extended Stay America, Inc.	397,728	7,139,218
Las Vegas Sands Corp.	205,473	12,525,634
Norwegian Cruise Line Holdings Ltd. (a)	94,741	5,206,965
Royal Caribbean Cruises Ltd.	5,541	635,109

		69,345,427

Household Durables — 0.1%
Garmin Ltd.	14,536	1,255,184
Whirlpool Corp.	12,358	1,642,255

		2,897,439

Household Products — 0.4%
Church & Dwight Co., Inc.	188,486	13,425,858
Clorox Co.	7,670	1,230,728

		14,656,586

Industrial Conglomerates — 0.9%
3M Co.	113,281	23,537,526
Honeywell International, Inc.	35,857	5,698,394

		29,235,920

Insurance — 3.3%
Aflac, Inc.	16,388	819,400
Allstate Corp.	205,274	19,332,705
American Financial Group, Inc.	109,742	10,558,278
Arthur J. Gallagher & Co.	143,081	11,174,626
Athene Holding Ltd., Class A (a)	376,877	15,376,582

Security	Shares	Value

Insurance (continued)
First American Financial Corp.	72,685	$3,743,278
Hartford Financial Services Group, Inc.	263,545	13,103,457
Lincoln National Corp.	114,962	6,748,269
Travelers Cos., Inc.	169,617	23,264,668
Unum Group	264,560	8,950,065

		113,071,328

Interactive Media & Services — 3.9%
Alphabet, Inc., Class A (a)	19,604	23,071,752
Alphabet, Inc., Class C (a)	38,925	45,671,092
Facebook, Inc., Class A (a)	301,565	50,267,870
Twitter, Inc. (a)	219,191	7,207,000
Yelp, Inc. (a)	172,768	5,960,496

		132,178,210

Internet & Direct Marketing Retail — 3.6%
Amazon.com, Inc. (a)	68,608	122,173,696

IT Services — 6.0%
Amdocs Ltd.	81,665	4,418,893
Automatic Data Processing, Inc.	241,995	38,656,281
Booz Allen Hamilton Holding Corp.	180,629	10,501,770
Broadridge Financial Solutions, Inc.	50,614	5,248,166
Fidelity National Information Services, Inc.	146,423	16,560,441
First Data Corp., Class A (a)	69,435	1,824,057
GoDaddy, Inc., Class A (a)	99,320	7,467,871
Mastercard, Inc., Class A	258,511	60,866,415
Paychex, Inc.	324,447	26,020,649
PayPal Holdings, Inc. (a)	12,858	1,335,175
Square, Inc., Class A (a)	9,600	719,232
Total System Services, Inc.	13,086	1,243,301
VeriSign, Inc. (a)	117,112	21,262,855
Visa, Inc., Class A	47,577	7,431,052

		203,556,158

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	40,703	3,271,707

Machinery — 3.7%
Crane Co.	444,923	37,649,384
Illinois Tool Works, Inc.	37,304	5,354,243
Ingersoll-Rand PLC	247,427	26,709,745
PACCAR, Inc.	499,525	34,037,634
Snap-on, Inc.	144,332	22,590,845

		126,341,851

Media — 2.4%
AMC Networks, Inc., Class A (a)	234,045	13,284,394
CBS Corp., Class B, Non-Voting Shares	219,009	10,409,498
Comcast Corp., Class A	257,847	10,308,723
Fox Corp., Class B (a)	12,395	444,733
Interpublic Group of Cos., Inc.	1,189,454	24,990,429
Liberty Media Corp. — Liberty SiriusXM, Class A (a)	108,621	4,147,150
Liberty Media Corp. — Liberty SiriusXM, Class C (a)	103,507	3,958,108
Sinclair Broadcast Group, Inc., Class A	151,786	5,840,725
Sirius XM Holdings, Inc.	1,509,194	8,557,130
Tribune Media Co., Class A	11,176	515,661

		82,456,551

Metals & Mining — 0.2%
Steel Dynamics, Inc.	143,653	5,066,641

Multiline Retail — 1.3%
Kohl’s Corp.	86,798	5,969,098
Macy’s, Inc.	52,075	1,251,362
Target Corp.	446,120	35,805,591

		43,026,051

34	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 0.1%
Avista Corp.	42,684	$1,733,824

Oil, Gas & Consumable Fuels — 3.6%
Anadarko Petroleum Corp.	322,129	14,650,427
Cabot Oil & Gas Corp.	176,772	4,613,749
Chevron Corp.	271,619	33,458,028
ConocoPhillips	363,948	24,289,890
Continental Resources, Inc. (a)	25,455	1,139,620
Encana Corp.	68,641	496,961
Exxon Mobil Corp.	78,996	6,382,877
Kinder Morgan, Inc.	532,794	10,661,208
Occidental Petroleum Corp.	122,566	8,113,869
Phillips 66	142,474	13,559,251
Suncor Energy, Inc.	198,022	6,421,853

		123,787,733

Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	44,889	7,431,374
Herbalife Nutrition Ltd. (a)	10,125	536,524
Nu Skin Enterprises, Inc., Class A	135,389	6,479,718

		14,447,616

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	211,017	10,067,621
Johnson & Johnson	615,220	86,001,604
Merck & Co., Inc.	722,187	60,064,293
Pfizer, Inc.	24,734	1,050,453
Zoetis, Inc.	135,167	13,607,262

		170,791,233

Professional Services — 1.1%
IHS Markit Ltd. (a)	36,089	1,962,520
Insperity, Inc.	215,240	26,616,578
Robert Half International, Inc.	145,043	9,451,002

		38,030,100

Road & Rail — 0.9%
Landstar System, Inc.	174,370	19,074,334
Lyft, Inc., Class A (a)	142,908	11,188,267
Schneider National, Inc., Class B	34,612	728,583

		30,991,184

Semiconductors & Semiconductor Equipment — 2.4%
Broadcom, Inc.	41,734	12,549,831
Cirrus Logic, Inc. (a)	66,929	2,815,703
Intel Corp.	681,056	36,572,707
QUALCOMM, Inc.	56,357	3,214,040
Texas Instruments, Inc.	118,413	12,560,067
Xilinx, Inc.	110,483	14,008,140

		81,720,488

Software — 6.9%
ACI Worldwide, Inc. (a)	162,446	5,339,600
Adobe, Inc. (a)	56,205	14,978,070
Atlassian Corp. PLC, Class A (a)	4,266	479,456
Dropbox, Inc., Class A (a)(b)	319,081	6,955,966
Intuit, Inc.	65,197	17,043,148
LogMeIn, Inc.	46,658	3,737,306
Microsoft Corp.	646,873	76,292,202
New Relic, Inc. (a)	25,649	2,531,556
Oracle Corp.	455,734	24,477,473
Palo Alto Networks, Inc. (a)	10,310	2,504,093
RingCentral, Inc., Class A (a)	13,961	1,504,996
salesforce.com, Inc. (a)	309,188	48,966,104
ServiceNow, Inc. (a)	31,576	7,783,168
Splunk, Inc. (a)	25,557	3,184,402
Synopsys, Inc. (a)	39,384	4,535,068
Tableau Software, Inc., Class A (a)	104,034	13,241,448
Ultimate Software Group, Inc. (a)	3,910	1,290,808

		234,844,864

Security	Shares	Value

Specialty Retail — 1.0%
Best Buy Co., Inc.	38,213	$2,715,416
Dick’s Sporting Goods, Inc.	99,325	3,656,153
Home Depot, Inc.	144,850	27,795,267
Murphy USA, Inc. (a)	2,866	245,387
Penske Automotive Group, Inc.	22,665	1,011,992

		35,424,215

Technology Hardware, Storage & Peripherals — 4.4%
Apple Inc.	545,059	103,533,957
Dell Technologies, Inc., Class C (a)	510,850	29,981,787
HP Inc.	540,767	10,507,103
Pure Storage, Inc., Class A (a)	249,161	5,429,218

		149,452,065

Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica, Inc. (a)	46,088	7,552,441
NIKE, Inc., Class B	332,195	27,974,141
VF Corp.	103,872	9,027,515

		44,554,097

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd. (a)	74,177	3,222,991

Tobacco — 0.3%
Philip Morris International, Inc.	116,496	10,297,081

Trading Companies & Distributors — 0.1%
WESCO International, Inc. (a)	83,305	4,415,998

Water Utilities — 0.5%
American Water Works Co., Inc.	156,037	16,268,418

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	83,201	2,556,767

Total Long-Term Investments — 99.0% (Cost: $2,986,203,730)		3,379,434,452

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (c)(e)	32,652,469	32,652,469

SL Liquidity Series, LLC, Money Market Series, 2.67% (c)(d)(e)	175,073	175,108

Total Short-Term Investments — 0.9% (Cost: $32,827,524)		32,827,577

Total Investments — 99.9% (Cost: $3,019,031,254)		3,412,262,029

Other Assets Less Liabilities — 0.1%		1,914,351

Net Assets — 100.0%		$3,414,176,380

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Core Portfolio

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	30,370,653	2,281,816	32,652,469	$32,652,469	$356,719		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	175,073	175,073	175,108	10,872	(b)	1,697	53

				$32,827,577	$367,591		$1,697	$53

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P     Standard & Poor’s

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	270	06/21/19	$38,310	$721,296

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$721,296	$—	$—	$—	$721,296

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(1,179,119)	$—	$—	$—	$(1,179,119)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$647,595	$—	$—	$—	$647,595

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,950,390

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$3,379,434,452	$—	$—	$3,379,434,452
Short-Term Securities	32,652,469	—	—	32,652,469

	$3,412,086,921	$—	$—	$3,412,086,921

Investments Valued at NAV(b)				175,108

Total Investments				$3,412,262,029

Derivative Financial Instruments(c)
Assets:
Equity contracts	$721,296	$—	$—	$721,296

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) March 31, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.0%

Aerospace & Defense — 0.8%
General Dynamics Corp.	7,912	$1,339,343
Raytheon Co.	18,681	3,401,436

		4,740,779

Airlines — 0.1%
Southwest Airlines Co.	17,347	900,483

Automobiles — 0.1%
General Motors Co.	10,755	399,011

Banks — 11.4%
Associated Banc-Corp.	69,727	1,488,671
Bank of America Corp.	505,150	13,937,061
Bank of Hawaii Corp.	9,387	740,353
BB&T Corp.	175,128	8,148,706
BOK Financial Corp.	1,360	110,908
Citigroup, Inc.	7,197	447,797
Citizens Financial Group, Inc.	213,636	6,943,170
Cullen/Frost Bankers, Inc.	12,097	1,174,256
East West Bancorp, Inc.	49,233	2,361,707
Fifth Third Bancorp	48,670	1,227,457
First Republic Bank	1,608	161,540
Huntington Bancshares, Inc.	86,946	1,102,475
JPMorgan Chase & Co.	193,950	19,633,559
PNC Financial Services Group, Inc.	21,778	2,671,289
Regions Financial Corp.	80,674	1,141,537
SunTrust Banks, Inc.	5,624	333,222
U.S. Bancorp	48,904	2,356,684
Wells Fargo & Co.	144,466	6,980,597
Western Alliance Bancorp (a)	20,664	848,051

		71,809,040

Beverages — 1.1%
Molson Coors Brewing Co., Class B	8,256	492,470
Monster Beverage Corp. (a)	5,000	272,900
PepsiCo, Inc.	48,388	5,929,949

		6,695,319

Biotechnology — 2.2%
AbbVie, Inc.	7,344	591,853
Amgen, Inc.	26,953	5,120,531
Genomic Health, Inc. (a)	2,536	177,647
Gilead Sciences, Inc.	120,899	7,859,644
United Therapeutics Corp. (a)	1,189	139,553

		13,889,228

Building Products — 0.3%
Allegion PLC	22,147	2,008,954

Capital Markets — 2.1%
Charles Schwab Corp.	108,174	4,625,520
Evercore, Inc., Class A	3,393	308,763
Moelis & Co., Class A	20,892	869,316
Morgan Stanley	170,081	7,177,418

		12,981,017

Chemicals — 2.0%
Air Products & Chemicals, Inc.	40,482	7,730,443
Eastman Chemical Co.	34,094	2,587,053
Ecolab, Inc.	11,251	1,986,252

		12,303,748

Commercial Services & Supplies — 0.4%
Republic Services, Inc.	14,630	1,175,959
Waste Management, Inc.	14,043	1,459,208

		2,635,167

Communications Equipment — 1.8%
Ciena Corp. (a)	10,069	375,976
Cisco Systems, Inc.	176,116	9,508,503
Juniper Networks, Inc.	22,487	595,231

Security	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	7,664	$1,076,179

		11,555,889

Construction & Engineering — 0.1%
Fluor Corp.	9,290	341,872

Consumer Finance — 1.2%
Ally Financial, Inc.	9,439	259,478
American Express Co.	29,732	3,249,708
Capital One Financial Corp.	31,962	2,610,976
Discover Financial Services	19,810	1,409,680

		7,529,842

Containers & Packaging — 1.1%
Bemis Co., Inc.	4,297	238,398
Westrock Co.	179,799	6,895,292

		7,133,690

Diversified Consumer Services — 0.0%
H&R Block, Inc.	7,363	176,270

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B (a)	80,544	16,180,484

Diversified Telecommunication Services — 3.0%
AT&T, Inc.	163,028	5,112,558
Verizon Communications, Inc.	231,492	13,688,122

		18,800,680

Electric Utilities — 3.2%
Alliant Energy Corp.	10,724	505,422
Evergy, Inc.	60,449	3,509,064
IDACORP, Inc.	29,757	2,962,012
OGE Energy Corp.	46,948	2,024,398
Pinnacle West Capital Corp.	54,052	5,166,290
Xcel Energy, Inc.	111,073	6,243,413

		20,410,599

Electrical Equipment — 1.0%
AMETEK, Inc.	15,842	1,314,411
Generac Holdings, Inc. (a)	2,845	145,749
Rockwell Automation, Inc.	27,902	4,895,685

		6,355,845

Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	24,044	2,317,120
Corning, Inc.	35,502	1,175,116
National Instruments Corp.	62,866	2,788,736

		6,280,972

Energy Equipment & Services — 0.6%
Apergy Corp. (a)(b)	10,610	435,647
Halliburton Co.	88,810	2,602,133
Nabors Industries Ltd.	147,803	508,442
National Oilwell Varco, Inc.	15,808	421,125

		3,967,347

Entertainment — 0.5%
Viacom, Inc., Class A	15,519	503,592
Viacom, Inc., Class B	83,340	2,339,354
Walt Disney Co.	102	11,325

		2,854,271

Equity Real Estate Investment Trusts (REITs) — 6.0%
Boston Properties, Inc.	5,346	715,722
Brandywine Realty Trust	108,394	1,719,129
Equity LifeStyle Properties, Inc.	22,681	2,592,438
First Industrial Realty Trust, Inc.	43,428	1,535,614
Host Hotels & Resorts, Inc.	111,180	2,101,302
MGM Growth Properties LLC, Class A	11,846	382,034
Outfront Media, Inc.	88,306	2,066,360
Park Hotels & Resorts, Inc.	177,530	5,517,632
Prologis, Inc.	130,757	9,407,966

38	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.	51,772	$3,808,348
RLJ Lodging Trust	174,202	3,060,729
Simon Property Group, Inc.	25,984	4,734,545

		37,641,819

Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	3,632	879,452
Performance Food Group Co. (a)	12,922	512,228
Walmart, Inc.	22,749	2,218,710

		3,610,390

Food Products — 2.9%
Archer-Daniels-Midland Co.	154,994	6,684,891
General Mills, Inc.	6,745	349,054
Hershey Co.	54,782	6,290,617
JM Smucker Co.	10,756	1,253,074
Lamb Weston Holdings, Inc.	18,439	1,381,819
McCormick & Co., Inc., Non-Voting Shares	5,676	854,976
Tyson Foods, Inc., Class A	20,632	1,432,480

		18,246,911

Gas Utilities — 0.6%
Atmos Energy Corp.	35,439	3,647,736

Health Care Equipment & Supplies — 3.0%
Danaher Corp.	18,965	2,503,759
Medtronic PLC	113,842	10,368,729
STERIS PLC	14,753	1,888,827
Stryker Corp.	19,810	3,912,871

		18,674,186

Health Care Providers & Services — 2.4%
AmerisourceBergen Corp.	20,043	1,593,819
Anthem, Inc.	10,018	2,874,966
Cardinal Health, Inc.	44,609	2,147,923
CVS Health Corp.	5,452	294,026
Humana, Inc.	8,018	2,132,788
McKesson Corp.	23,966	2,805,460
Quest Diagnostics, Inc.	6,504	584,840
UnitedHealth Group, Inc.	11,795	2,916,432

		15,350,254

Health Care Technology — 0.6%
Cerner Corp. (a)	46,935	2,685,151
Veeva Systems, Inc., Class A (a)	7,519	953,860

		3,639,011

Hotels, Restaurants & Leisure — 2.1%
Aramark	55,649	1,644,428
Carnival Corp.	83,921	4,256,473
Darden Restaurants, Inc.	19,435	2,360,769
Extended Stay America, Inc.	73,424	1,317,961
Las Vegas Sands Corp.	26,035	1,587,094
Norwegian Cruise Line Holdings Ltd. (a)	16,281	894,804
Royal Caribbean Cruises Ltd.	9,621	1,102,759

		13,164,288

Household Durables — 0.2%
Garmin Ltd.	5,403	466,549
Whirlpool Corp.	5,290	702,988

		1,169,537

Household Products — 1.3%
Church & Dwight Co., Inc.	39,937	2,844,713
Procter & Gamble Co.	49,062	5,104,901

		7,949,614

Security	Shares	Value

Household Products (continued)

Industrial Conglomerates — 0.5%
3M Co.	8,674	$1,802,284
Honeywell International, Inc.	9,070	1,441,404
Roper Technologies, Inc.	425	145,337

		3,389,025

Insurance — 5.1%
Aflac, Inc.	21,409	1,070,450
Allstate Corp.	56,105	5,283,969
American Financial Group, Inc.	19,942	1,918,620
Arthur J. Gallagher & Co.	33,409	2,609,243
Athene Holding Ltd., Class A (a)	105,468	4,303,094
First American Financial Corp.	26,981	1,389,522
Hartford Financial Services Group, Inc.	68,621	3,411,836
Lincoln National Corp.	48,125	2,824,938
Travelers Cos., Inc.	45,874	6,292,078
Unum Group	81,862	2,769,391

		31,873,141

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc. (a)	438	779,969

IT Services — 2.1%
Amdocs Ltd.	34,199	1,850,508
Automatic Data Processing, Inc.	19,979	3,191,445
Booz Allen Hamilton Holding Corp.	16,150	938,961
Fidelity National Information Services, Inc.	44,052	4,982,281
Paychex, Inc.	24,329	1,951,186

		12,914,381

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	15,128	1,215,989

Machinery — 3.8%
Crane Co.	85,082	7,199,639
Ingersoll-Rand PLC	43,917	4,740,840
PACCAR, Inc.	112,056	7,635,496
Snap-on, Inc.	28,948	4,530,941

		24,106,916

Media — 2.4%
AMC Networks, Inc., Class A (a)	25,679	1,457,540
CBS Corp., Class B, Non-Voting Shares	8,587	408,140
Comcast Corp., Class A	138,425	5,534,232
Fox Corp., Class B (a)	5,760	206,669
Interpublic Group of Cos., Inc.	218,899	4,599,068
Liberty Media Corp. — Liberty SiriusXM, Class A (a)	28,512	1,088,588
Liberty Media Corp. — Liberty SiriusXM, Class C (a)	25,416	971,908
Sinclair Broadcast Group, Inc., Class A	13,916	535,488
Tribune Media Co., Class A	4,149	191,435

		14,993,068

Metals & Mining — 0.5%
Newmont Mining Corp.	11,401	407,814
Nucor Corp.	13,165	768,178
Reliance Steel & Aluminum Co.	3,570	322,228
Steel Dynamics, Inc.	47,706	1,682,591

		3,180,811

Multiline Retail — 1.6%
Kohl’s Corp.	20,802	1,430,554
Macy’s, Inc.	25,928	623,050

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Target Corp.	95,901	$7,697,014

		9,750,618

Multi-Utilities — 1.2%
Avista Corp.	21,457	871,583
CenterPoint Energy, Inc.	24,595	755,067
CMS Energy Corp.	35,846	1,990,887
Consolidated Edison, Inc.	45,457	3,855,208
DTE Energy Co.	3,088	385,197

		7,857,942

Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp.	72,902	3,315,583
Cabot Oil & Gas Corp.	56,981	1,487,204
Chevron Corp.	110,609	13,624,817
Cimarex Energy Co.	1,751	122,395
ConocoPhillips	120,254	8,025,752
Continental Resources, Inc. (a)	12,008	537,598
Devon Energy Corp.	2,506	79,089
Encana Corp.	16,104	116,593
Exxon Mobil Corp.	118,793	9,598,474
Kinder Morgan, Inc.	231,842	4,639,158
Occidental Petroleum Corp.	50,906	3,369,977
Phillips 66	45,056	4,287,980
SM Energy Co.	14,818	259,167
Suncor Energy, Inc.	12,104	392,533
Williams Cos., Inc.	4,116	118,212

		49,974,532

Personal Products — 0.3%
Herbalife Nutrition Ltd. (a)	11,425	605,411
Nu Skin Enterprises, Inc., Class A	27,315	1,307,296

		1,912,707

Pharmaceuticals — 7.6%
Allergan PLC	3,775	552,698
Bristol-Myers Squibb Co.	38,971	1,859,306
Catalent, Inc. (a)	2	81
Johnson & Johnson	155,492	21,736,227
Merck & Co., Inc.	194,565	16,181,971
Pfizer, Inc.	173,429	7,365,530
Zoetis, Inc.	1,067	107,415

		47,803,228

Professional Services — 0.8%
IHS Markit Ltd. (a)	24,795	1,348,352
Insperity, Inc.	30,570	3,780,286

		5,128,638

Road & Rail — 0.7%
Landstar System, Inc.	21,489	2,350,682
Lyft, Inc., Class A (a)	26,301	2,059,105

		4,409,787

Semiconductors & Semiconductor Equipment — 2.5%
Broadcom, Inc.	4,519	1,358,908
Cirrus Logic, Inc. (a)	1,053	44,300
Intel Corp.	231,426	12,427,576
QUALCOMM, Inc.	25,274	1,441,376

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	1,483	$188,030

		15,460,190

Software — 1.6%
ACI Worldwide, Inc. (a)	133	4,372
Dropbox, Inc., Class A (a)	28,658	624,744
LogMeIn, Inc.	14,234	1,140,143
Oracle Corp.	92,621	4,974,674
salesforce.com, Inc. (a)	10,834	1,715,781
Synopsys, Inc. (a)	7,776	895,406
Tableau Software, Inc., Class A (a)	7,331	933,090

		10,288,210

Specialty Retail — 0.2%
Dick’s Sporting Goods, Inc.	13,524	497,818
Penske Automotive Group, Inc.	12,015	536,470

		1,034,288

Technology Hardware, Storage & Peripherals — 1.3%
Dell Technologies, Inc., Class C (a)	91,468	5,368,257
HP, Inc.	121,641	2,363,485
Pure Storage, Inc., Class A (a)	23,851	519,713

		8,251,455

Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc. (a)	1,406	230,401
VF Corp.	14,566	1,265,931

		1,496,332

Tobacco — 0.7%
Philip Morris International, Inc.	48,409	4,278,871

Trading Companies & Distributors — 0.4%
WESCO International, Inc. (a)	43,860	2,325,019

Water Utilities — 0.7%
American Water Works Co., Inc.	44,278	4,616,424

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	23,291	715,732
United States Cellular Corp. (a)	8,151	374,212

		1,089,944
Total Long-Term Investments — 99.0% (Cost: $566,364,778)		621,175,738

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (c)(e)	5,798,908	5,798,908

SL Liquidity Series, LLC, Money Market Series, 2.67% (c)(d)(e)	367,964	368,038

Total Short-Term Investments — 1.0% (Cost: $6,166,946)		6,166,946

Total Investments — 100.0% (Cost: $572,531,724)		627,342,684

Liabilities in Excess of Other Assets — 0.0%		(194,456)

Net Assets — 100.0%		$627,148,228

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

40	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,059,315	(1,260,407)	5,798,908	$5,798,908	$68,769		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,297,148	(929,184)	367,964	368,038	965	(b)	462	40

				$6,166,946	$69,734		$462	$40

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P   Standard & Poor’s

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	50	06/21/19	$7,095	$86,969

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$86,969	$—	$—	$—	$86,969

(a)

Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(352,935)	$—	$—	$—	$(352,935)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$78,536	$—	$—	$—	$78,536

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$7,242,420

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) March 31, 2019	Master Advantage Large Cap Value Portfolio

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$621,175,738	$—	$—	$621,175,738
Short-Term Securities	5,798,908	—	—	5,798,908

	$626,974,646	$—	$—	$626,974,646

Investments Valued at NAV(b)				368,038

Total Investments				$627,342,684

Derivative Financial Instruments(c)
Assets:
Equity contracts	$86,969	$—	$—	$86,969

(a)	See above Schedule of Investments for values in each industry
(b)	Certain investments of the Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

42	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

March 31, 2019

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$3,379,434,452	$621,175,738
Investments at value — affiliated(c)	32,827,577	6,166,946
Cash	—	45
Cash pledged for futures contracts	1,637,000	297,006
Receivables:
Investments sold	47,028,948	8,898,522
Securities lending income — affiliated	41	32
Dividends — affiliated	61,217	10,853
Dividends — unaffiliated	3,138,325	873,251
Variation margin on futures contracts	226,800	41,035
Prepaid expenses	21,335	5,874

Total assets	3,464,375,695	637,469,302

LIABILITIES
Cash collateral on securities loaned at value	172,686	366,806
Payables:
Investments purchased	46,064,062	8,616,570
Directors’ fees	16,467	5,596
Investment advisory fees	2,339,326	541,653
Other accrued expenses	271,642	111,110
Other affiliates	6,013	2,038
Withdrawals to investors	1,329,119	677,301

Total liabilities	50,199,315	10,321,074

NET ASSETS	$3,414,176,380	$627,148,228

NET ASSETS CONSIST OF
Investors’ capital	$3,020,224,309	$572,250,299
Net unrealized appreciation (depreciation)	393,952,071	54,897,929

NET ASSETS	$3,414,176,380	$627,148,228

(a) Investments at cost — unaffiliated	$2,986,203,730	$566,364,778
(b) Securities loaned at value	$172,220	$357,222
(c) Investments at cost — affiliated	$32,827,524	$6,166,946

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Operations

Six Months Ended March 31, 2019

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

INVESTMENT INCOME
Dividends — affiliated	$356,719	$68,769
Dividends — unaffiliated	33,036,908	7,983,369
Securities lending income — affiliated — net	10,872	965
Other income	14,734	2,905
Foreign taxes withheld	(17,935)	(1,117)

Total investment income	33,401,298	8,054,891

EXPENSES
Investment advisory	6,774,223	1,470,427
Accounting services	122,041	37,712
Custodian	61,253	29,117
Professional	24,897	23,101
Directors	24,889	8,182
Printing	5,511	2,558
Miscellaneous	14,441	7,732

Total expenses	7,027,255	1,578,829
Less fees waived and/or reimbursed by the Manager	(11,792)	(20,964)

Total expenses after fees waived	7,015,463	1,557,865

Net investment income	26,385,835	6,497,026

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(1,179,119)	(352,935)
Investments — affiliated	1,697	462
Investments — unaffiliated	(39,442,745)	(7,652,500)
Foreign currency transactions	32	(3)

	(40,620,135)	(8,004,976)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	53	40
Investments — unaffiliated	(53,067,571)	(11,430,552)
Futures contracts	647,595	78,536

	(52,419,923)	(11,351,976)

Total realized and unrealized loss	(93,040,058)	(19,356,952)

Net Decrease in Net Assets Resulting from Operations	$(66,654,223)	$(12,859,926)

See notes to financial statements.

44	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio		Master Advantage Large Cap Value Portfolio
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/2018	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/2018
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,385,835	$40,946,243	$6,497,026	$12,923,276
Net realized gain (loss)	(40,620,135)	265,541,520	(8,004,976)	64,757,548
Net change in unrealized appreciation (depreciation)	(52,419,923)	128,614,300	(11,351,976)	(2,289,277)

Net increase in net assets resulting from operations	(66,654,223)	435,102,063	(12,859,926)	75,391,547

CAPITAL TRANSACTIONS
Proceeds from contributions	682,029,585	978,503,162	84,146,274	79,285,811
Value of withdrawals	(304,387,596)	(572,959,466)	(95,035,410)	(369,098,894)

Net increase (decrease) in net assets derived from capital transactions	377,641,989	405,543,696	(10,889,136)	(289,813,083)

NET ASSETS
Total increase (decrease) in net assets	310,987,766	840,645,759	(23,749,062)	(214,421,536)
Beginning of period	3,103,188,614	2,262,542,855	650,897,290	865,318,826

End of period	$3,414,176,380	$3,103,188,614	$627,148,228	$650,897,290

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

	Master Advantage Large Cap Core Portfolio
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015	2014

Total Return
Total return	(2.86	)%(a)	17.40%	24.06	%(b)	10.34	%(b)	(0.89)%	19.44%

Ratios to Average Net Assets
Total expenses	0.44	%(c)	0.45%	0.49%		0.50%		0.50%	0.50%

Total expenses after fees waived	0.44	%(c)	0.45%	0.49%		0.50%		0.50%	0.50%

Net investment income	1.67	%(c)	1.47%	1.33%		1.25%		1.09%	1.08%

Supplemental Data
Net assets, end of period (000)	$3,414,176		$3,103,189	$2,262,543		$2,132,705		$2,153,331	$2,335,503

Portfolio turnover rate	78%		148%	130%		39%		41%	40%

(a)	Aggregate total return.
(b)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.
(c)	Annualized.

See notes to financial statements.

46	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

	Master Advantage Large Cap Value Portfolio
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Total Return
Total return(a)	(2.26	)%(b)	11.18%	22.05%	10.68%	(1.63)%	18.35%

Ratios to Average Net Assets
Total expenses	0.53	%(c)	0.52%	0.53%	0.54%	0.54%	0.54%

Total expenses after fees waived	0.52	%(c)	0.52%	0.53%	0.54%	0.54%	0.54%

Net investment income	2.14	%(c)	1.87%	1.60%	1.51%	1.33%	1.37%

Supplemental Data
Net assets, end of period (000)	$627,148		$650,897	$865,319	$801,963	$837,065	$966,351

Portfolio turnover rate	82%		143%	137%	40%	30%	32%

(a)

Includes payment received from a settlement of litigation, which impacted the Portfolio’s total return. Excluding the payment from a settlement of litigation, the Portfolio’s total return is as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Total return	—	—	21.92%	10.58%	—	—

(b)	Aggregate total return.
(c)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements (unaudited)	Master Large Cap Series LLC

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of Large Cap Series Fund, Inc. and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into BlackRock Advantage Large Cap Core Fund. As a result, BlackRock Advantage Large Cap Core Fund acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of BlackRock Advantage Large Cap Core Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by BlackRock Advantage Large Cap Core Fund to the Portfolio in exchange for an investment in the Portfolio.

For financial reporting purposes, assets received and shares issued by BlackRock Advantage Large Cap Core Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by Master Advantage Large Cap Core Portfolio to align ongoing reporting of BlackRock Advantage Large Cap Core Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Equity Fund	$369,010,639	$345,412,676

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Portfolios.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Each Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction

48	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	Master Large Cap Series LLC

between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”): options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Portfolios value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2019, certain investments of the Portfolios were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (unaudited) (continued)	Master Large Cap Series LLC

and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Master Advantage Large Cap Core Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$172,220	$(172,220)	$—

	$172,220	$(172,220)	$—

Master Advantage Large Cap Value Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$357,222	$(357,222)	$—

	$357,222	$(357,222)	$—

(a)

Cash collateral with a value of $172,686 and $366,806 has been received in connection with securities lending agreements for Master Advantage Large Cap Core and Master Advantage Large Cap Value, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations

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Notes to Financial Statements (unaudited) (continued)	Master Large Cap Series LLC

equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolios and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Portfolios. Any additional required collateral is delivered to/pledged by the Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Portfolios have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.

For such services, each Portfolio pays the Manager a monthly fee at an annual rate equal to the average daily value of each Portfolio’s net assets at the following annual rates:

Master Advantage Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $1 Billion	0.45%
In excess of $1 Billion, but not exceeding $3 Billion	0.42
In excess of $3 Billion, but not exceeding $5 Billion	0.41
In excess of $5 Billion, but not exceeding $10 Billion	0.39
In excess of $10 Billion	0.38

Master Advantage Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $1 Billion	0.49%
In excess of $1 Billion, but not exceeding $3 Billion	0.46
In excess of $3 Billion, but not exceeding $5 Billion	0.44
In excess of $5 Billion, but not exceeding $10 Billion	0.43
In excess of $10 Billion	0.42

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolios, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived were as follows:

Master Advantage Large Cap Core Portfolio	$11,792
Master Advantage Large Cap Value Portfolio	20,964

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021 for Advantage Large Cap Core and January 31, 2020 for Advantage Large Cap Value. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Portfolio. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

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Notes to Financial Statements (unaudited) (continued)	Master Large Cap Series LLC

For the six months ended March 31, 2019, the Portfolios reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Advantage Large Cap Core Portfolio	$15,652
Master Advantage Large Cap Value Portfolio	3,173

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Portfolio retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Portfolio was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2019, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Advantage Large Cap Core Portfolio	$3,636
Master Advantage Large Cap Value Portfolio	315

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2019, the Portfolios did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Purchases	$2,499,390,997	$496,176,995
Sales	2,452,377,389	497,146,947

8.	INCOME TAX INFORMATION

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended

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Notes to Financial Statements (unaudited) (continued)	Master Large Cap Series LLC

that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of March 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Tax cost	$3,032,637,285	$575,937,279

Gross unrealized appreciation	$445,386,524	$66,581,377
Gross unrealized depreciation	(65,040,484)	(15,089,003)

Net unrealized appreciation	$380,346,040	$51,492,374

9.	BANK BORROWINGS

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Portfolio’s prospectus provides details of the risks to which each Portfolio is subject.

The Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Portfolio may invest in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a Portfolio invests.

Counterparty Credit Risk: The Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (unaudited) (continued)	Master Large Cap Series LLC

exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

11.	SUBSEQUENT EVENT

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

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Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders and each Master Portfolio’s interestholders elected Directors who took office on January 1, 2019. The newly elected Directors include ten former Directors and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	55

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Corporation. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Large Cap Series Funds, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	259,445,687	2,608,849	3,833,491
Susan J. Carter	260,129,982	2,304,203	3,453,842
Collette Chilton	259,998,835	2,268,185	3,621,007
Neil A. Cotty	259,212,978	2,527,435	4,147,614
Robert Fairbairn	259,635,405	2,310,947	3,941,675
Lena G. Goldberg	259,323,246	2,667,865	3,896,916
Robert M. Hernandez	259,445,837	2,553,737	3,888,453
Henry R. Keizer	259,387,819	2,433,978	4,066,230
Cynthia A. Montgomery	259,836,657	2,355,874	3,695,496
Donald C. Opatrny	259,259,653	2,581,954	4,046,420
John M. Perlowski	259,491,795	2,389,751	4,006,481
Joseph P. Platt	259,393,216	2,674,389	3,820,422
Mark Stalnecker	259,178,728	2,577,254	4,132,045
Kenneth L. Urish	258,610,001	3,213,069	4,064,957
Claire A. Walton	260,089,908	2,232,722	3,565,397

*	Denotes Corporation-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

A Special Meeting of Shareholders was held on November 21, 2018 for interestholders of record on September 24, 2018, to elect a Board of Directors of the Master LLC. The newly elected Directors took office effective January 1, 2019.

Interestholders approved the Directors* of Master Large Cap Series LLC, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	4,442,528,556	72,662,668	78,190,525
Susan J. Carter	4,465,458,141	58,678,185	69,245,423
Collette Chilton	4,455,298,176	62,905,713	75,177,860
Neil A. Cotty	4,446,918,928	66,067,928	80,394,893
Robert Fairbairn	4,449,767,160	65,066,284	78,548,305
Lena G. Goldberg	4,448,638,626	69,872,666	74,870,457
Robert M. Hernandez	4,443,028,082	75,861,902	74,491,765
Henry R. Keizer	4,451,813,012	62,791,255	78,777,482
Cynthia A. Montgomery	4,454,298,454	65,502,473	73,580,822
Donald C. Opatrny	4,448,480,949	69,341,661	75,559,139
John M. Perlowski	4,445,716,872	69,021,711	78,643,166
Joseph P. Platt	4,448,902,756	70,632,796	73,846,197
Mark Stalnecker	4,442,100,824	71,980,934	79,299,991
Kenneth L. Urish	4,424,682,770	90,289,576	78,409,403
Claire A. Walton	4,459,791,428	64,849,599	68,740,722

*	Denotes Master LLC-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

56

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web-site at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	57

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-3/19-SAR

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Event Driven Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2019	BlackRock Event Driven Equity Fund

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index and the Russell 1000® Index.

What factors influenced performance?

The Fund diversifies across hard catalyst (publicly announced transactions or restructurings), soft catalyst (companies undergoing meaningful corporate events expected to change their share prices) and credit opportunities.

The leading positive contributors to the Fund’s performance were investments in Takeda Pharmaceutical Co. Ltd.’s acquisition of Shire PLC and The Walt Disney Company’s acquisition of 21st Century Fox, Inc. as both progressed through the regulatory process and ultimately came to a close in January 2019 and March 2019, respectively. Additionally, positioning in IBM Corp.’s acquisition of enterprise software company Red Hat, Inc. benefited performance as optimism in the regulatory approval process increased.

There were no material detractors over the six-month period.

Describe recent portfolio activity.

The Fund maintained its low beta return profile (beta measures the Fund’s sensitivity to market movements) during the period. The Fund’s realized beta to the S&P 500® Index since inception was 0.19 at the end of the period (1.00 indicates market-level sensitivity). Over the period, the Fund reduced exposure to hard catalyst and soft catalyst investments and increased exposure to credit opportunities.

The Fund held derivatives during the period as part of its investment strategy. Equity total return swaps were used by the investment adviser as the primary instrument to gain exposure to merger arbitrage situations. As a result, the Fund maintains an excess cash balance that may be higher or lower at any given time through investments in BlackRock Liquidity Funds T-Fund, repurchase agreements or cash. The portfolio was fully invested with a gross exposure of 101% as of March 31, 2019. The Fund’s use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

At period end, the Fund was diversified across 64 hard catalyst, soft catalyst and credit investments. Given the current robust opportunity set in mergers, the Fund was invested predominantly in hard catalyst situations with soft catalyst positions and credit investments rounding out the portfolio. The Fund’s exposure was skewed to the United States, with 79% of exposure in North America, 14% in developed Europe and 7% in developed Asia. The Fund was diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

	Percent of Total Investments(a)
Sector	Long		Short	Total
Information Technology	34%		9%	43%
Financials	12		6	18
Health Care	9		1	10
Industrials	5		3	8
Materials	5		2	7
Consumer Discretionary	3		2	5
Consumer Services	5		—	5
Investment Companies	3		1	4
Consumer Staples	—	(b)	—	—	(b)
Energy	—	(b)	— (b)	—	(b)
Real Estate	—	(b)	—	—	(b)

	76%		24%	100%

(a)

Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities, options purchased and borrowed bonds.

(b)	Amount is less than 1%.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Event Driven Equity Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.72%	7.97%	N/A	5.34%	N/A	11.73%	N/A
Investor A	3.54	7.72	2.06%	5.06	3.93%	11.42	10.82%
Investor C	3.19	6.86	5.86	4.29	4.29	10.61	10.61
Russell 1000® Index(c)	(1.76)	9.30	N/A	10.63	N/A	16.05	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	1.17	2.12	N/A	0.74	N/A	0.43	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Expenses Paid During the Period			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Including Interest Expense(a)	Excluding Interest Expense(b)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Ending Account Value (03/31/19)	Expenses Paid During the Period(b)
Institutional	$1,000.00	$1,037.20	$ 6.63	$ 6.44	$1,000.00	$1,018.15	$ 6.56	$1,018.33	$ 6.38
Investor A	1,000.00	1,035.40	7.76	7.57	1,000.00	1,017.04	7.69	1,017.22	7.50
Investor C	1,000.00	1,031.90	11.19	11.00	1,000.00	1,013.64	11.09	1,013.83	10.91

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Institutional, 1.55% for Investor A, and 2.23% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.28% for Institutional, 1.51% for Investor A, and 2.20% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Event Driven Equity Fund

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) March 31, 2019	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 1.9%

Aerospace & Defense — 0.3%
Arconic, Inc.	327,073	$6,250,365

Banks — 0.0%
Valley National Bancorp	54,050	517,799

Chemicals — 0.1%
Akzo Nobel NV	9,651	857,335
Axalta Coating Systems Ltd. (a)	15,227	383,873
DowDuPont, Inc. (a)	13,047	695,536
Olin Corp.	37,467	866,986

		2,803,730

Diversified Telecommunication Services — 0.0%
Intelsat SA (a)	2,500	39,150

Equity Real Estate Investment Trusts (REITs) — 0.1%
VEREIT, Inc.	69,405	580,920
VICI Properties, Inc.	51,959	1,136,863

		1,717,783

Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.	17,212	1,089,003

Food Products — 0.2%
Conagra Brands, Inc.	130,718	3,626,117

Health Care Equipment & Supplies — 0.1%
Cooper Cos., Inc.	3,124	925,235
Danaher Corp.	12,293	1,622,922

		2,548,157

Health Care Providers & Services — 0.1%
Anthem, Inc.	166	47,639
Brookdale Senior Living, Inc. (a)	11,062	72,788
Cigna Corp.	5,831	937,742

		1,058,169

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp. (a)	39,500	343,255

Machinery — 0.0%
Altra Industrial Motion Corp.	628	19,499
Fortive Corp.	2,552	214,087

		233,586

Media — 0.1%
Charter Communications, Inc., Class A (a)	5,367	1,861,866
Discovery, Inc., Class A (a)	16,483	445,371

		2,307,237

Oil, Gas & Consumable Fuels — 0.2%
Williams Cos., Inc.	163,840	4,705,485

Personal Products — 0.1%
Coty, Inc., Class A	203,729	2,342,884

Pharmaceuticals — 0.1%
Pfizer, Inc.	30,507	1,295,632

Semiconductors & Semiconductor Equipment — 0.3%
QUALCOMM, Inc.	85,168	4,857,131

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (a)	19,106	1,320,225

Total Common Stocks — 1.9% (Cost: $37,234,745)		37,055,708

Security	Par (000)	Value

Corporate Bonds — 8.4%

Automobiles — 0.9%
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21 (b)	$17,500	$17,853,055

Banks — 1.3%
Bank of America Corp., (3 mo. LIBOR US + 0.660%), 2.37%, 07/21/21 (c)	25,000	24,829,517

Diversified Financial Services — 0.5%
Intelsat Connect Finance SA, 9.50%, 02/15/23 (b)	4,810	4,258,293
Travelport Corporate Finance PLC, 6.00%, 03/15/26 (b)	5,870	6,339,600

		10,597,893

Diversified Telecommunication Services — 0.3%
Windstream Services LLC/Windstream Finance Corp., 8.63%, 10/31/25 (a)(b)(d)	5,666	5,375,617

Health Care Providers & Services — 1.3%
HCA, Inc., 6.50%, 02/15/20	2,500	2,572,660
Tenet Healthcare Corp. :
4.75%, 06/01/20	2,000	2,025,000
6.00%, 10/01/20	19,257	19,955,066

		24,552,726

Hotels, Restaurants & Leisure — 0.3%
MGM Resorts International, 7.75%, 03/15/22	5,000	5,512,500

IT Services — 2.7%
First Data Corp. :
5.00%, 01/15/24 (b)	2,000	2,051,750
5.75%, 01/15/24 (b)	45,125	46,399,781
Star Merger Sub, Inc., 10.25%, 02/15/27 (b)	2,764	2,836,555

		51,288,086

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22	2,000	2,069,223

Pharmaceuticals — 0.3%
Bausch Health Cos., Inc., 6.50%, 03/15/22 (b)	5,000	5,175,000

Specialty Retail — 0.3%
Rent-A-Center, Inc. :
6.63%, 11/15/20	2,685	2,678,288
4.75%, 05/01/21	3,715	3,631,413

		6,309,701

Wireless Telecommunication Services — 0.4%
Sprint Communications, Inc., 7.00%, 03/01/20 (b)	8,500	8,723,125

Total Corporate Bonds — 8.4% (Cost: $162,188,995)		162,286,443

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Floating Rate Loan Interests — 2.6%

Communication Services — 0.4%
UFC Holdings LLC:
Term Loan (First Lien), (1 mo. LIBOR US + 3.250%, 1.00% Floor), 5.75%, 08/18/23 (e)	$7,042	$6,983,447
Term Loan (Second Lien), (1 mo. LIBOR US + 7.500%, 1.00% Floor), 10.00%, 08/18/24 (e)	855	856,778

		7,840,225

Health Care Technology — 0.7%
athenahealth, Inc., Term B Loan (First Lien), (1 mo. LIBOR US + 4.50%, 0.00% Floor), 7.20%, 02/11/26 (e)	13,851	13,643,235

Specialty Retail — 0.6%
Neiman Marcus Group Ltd. LLC, Other Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 5.73%, 10/25/20 (e)	11,270	10,452,939

Wireless Telecommunication Services — 0.9%
Sprint Communications, Inc., Initial Term Loan (1 mo. LIBOR US + 2.500%, 0.75% Floor), 5.00%, 02/02/24 (e)	18,444	17,936,706

Total Floating Rate Loan Interests — 2.6% (Cost: $49,808,664)		49,873,105

	Shares

Investment Companies — 2.6%
Altaba, Inc. (a)	675,797	50,090,074

Total Investment Companies — 2.6% (Cost: $47,087,486)		50,090,074

Total Long-Term Investments — 15.5% (Cost: $296,319,890)		299,305,330

Short-Term Securities — 83.4%

	Par (000)

Borrowed Bond Agreements — 0.4%(f)
Citigroup Global Markets, Inc., 1.95%
(Purchased on 12/13/18 to be repurchased at $701,203, collateralized by Bombardier, Inc., 6.00% due at 10/15/22, par and fair value of $715,000 and $721,256, respectively), Open (g)	$697	697,125
Citigroup Global Markets, Inc., 2.05%
(Purchased on 12/13/18 to be repurchased at $1,512,998, collateralized by T-Mobile U.S.A., Inc., 5.13% due at 04/15/25, par and fair value of $1,500,000 and $1,535,625, respectively), Open (g)	1,504	1,503,750
Citigroup Global Markets, Inc., 2.05%
(Purchased on 02/06/19 to be repurchased at $1,885,361, collateralized by Sprint Capital Corp., 6.88% due at 11/15/28, par and fair value of $1,875,000 and $1,802,344, respectively), Open (g)	1,880	1,879,687

Security	Par (000)	Value
Citigroup Global Markets, Inc., 2.90%
(Purchased on 12/07/18 to be repurchased at $1,963,080, collateralized by U.S. Treasury Notes, 1.75% due at 05/31/22, par and fair value of $2,013,000 and $1,983,198, respectively), Open (g)	$1,945	$1,945,061
RBC Capital Markets, LLC, 2.10%
(Purchased on 02/06/19 to be repurchased at $1,871,393, collateralized by Sprint Capital Corp., 6.88% due at 11/15/28, par and fair value of $1,875,000 and $1,802,344, respectively), Open (g)	1,866	1,865,625

Total Borrowed Bond Agreements — 0.4% (Cost: $7,891,248)		7,891,248

Security	Shares

Money Market Funds — 83.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (h)(i)	1,600,785,701	1,600,785,701

Total Money Market Funds — 83.0% (Cost: $1,600,785,701)		1,600,785,701

Total Short-Term Securities — 83.4% (Cost: $1,608,676,949)		1,608,676,949

Options Purchased — 0.0%
(Cost: $134,881)		19,760

Total Investments Before Borrowed Bonds — 98.9% (Cost: $1,905,131,720)		1,908,002,039

	Par (000)

Borrowed Bonds — (0.4)%

Corporate Bonds — (0.3)%

Aerospace & Defense — (0.0)%
Bombardier, Inc., 6.00%, 10/15/22 (b)	$715	(721,256)

Wireless Telecommunication Services — (0.3)%
Sprint Capital Corp., 6.88%, 11/15/28	3,750	(3,604,688)
T-Mobile U.S.A., Inc., 5.13%, 04/15/25	1,500	(1,535,625)

		(5,140,313)

Total Corporate Bonds — (0.3)% (Proceeds — $5,930,706)		(5,861,569)

U.S. Treasury Obligations — (0.1)%
U.S. Treasury Notes, 1.75%, 05/31/22	2,013	(1,983,198)

Total U.S. Treasury Obligations — (0.1)% (Proceeds — $2,004,979)		(1,983,198)

Total Borrowed Bonds — (0.4)% (Proceeds — $7,935,685)		(7,844,767)

Total Investments — 98.5% (Cost: $1,897,196,035)		1,900,157,272

Other Assets Less Liabilities—1.5%		29,860,829

Net Assets — 100.0%		$1,930,018,101

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(g)	The amount to be repurchased assumes the maturity will be the day after the period end.
(h)	Annualized 7-day yield as of period end.

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund

(i)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	676,046,393	924,739,308	1,600,785,701	$1,600,785,701	$11,412,690		$—	$—
SL Liquidity Series, LLC, Money Market Series	251,600	(251,600)	—	—	2,074	(b)	3,449	(13)

				$1,600,785,701	$11,414,764		$3,449	$(13)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Call
Intelsat SA	416	06/21/19	$30.00	$651	$19,760

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	B+	$48,990	$(3,324,162)	$(2,998,084)	$(326,078)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank N.A.	02/23/24	$13,201,461	$1,032,973	(b)	$14,195,744	1.2%
	Citibank N.A.	02/23/24	(72,062,293)	(1,282,653	) (c)	(73,584,553)	4.1
	Credit Suisse International	04/09/19 - 02/08/23	118,940,636	1,287,991	(d)	120,406,720	8.8
	Goldman Sachs Bank USA	02/27/23	135,279,278	5,731,877	(e)	141,232,199	30.3
	Goldman Sachs Bank USA	03/02/20	(1,927)	146	(f)	(1,801)	0.0
	JPMorgan Chase Bank N.A.	02/08/23	246,594,167	2,046,123	(g)	249,314,227	15.2
	JPMorgan Chase Bank N.A.	02/08/23	22,730,954	(560,485	) (h)	22,076,198	1.2
	Morgan Stanley & Co. International PLC	12/06/21 - 02/25/24	116,347,488	935,534	(i)	117,421,696	11.4
	Morgan Stanley & Co. International PLC	07/06/21 - 02/27/23	(244,530)	(742,611	) (j)	(952,208)	0.5
	UBS AG	03/01/23 - 03/21/24	143,941,098	(1,102,195	) (k)	144,601,794	10.6

				$7,346,700		$734,710,016

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-95 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

GBP Overnight

GBP 1 Week

GBP 1 Month

USD 1 Month

Reserve Bank of Australia Daily Cash Rate

Reserve Bank of Australia Interbank Overnight Cash Rate

Sterling Overnight Index Average Deposit Rates Swap

U.S. Federal Funds Effective Rate

USD Overnight Bank Funding Rate

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund

(b)	Amount includes $38,690 of net dividends and financing fees.
(c)	Amount includes $239,607 of net dividends and financing fees.
(d)	Amount includes $(178,093) of net dividends and financing fees.
(e)	Amount includes $(221,044) of net dividends and financing fees.
(f)	Amount includes $20 of net dividends and financing fees.
(g)	Amount includes $(673,937) of net dividends and financing fees.
(h)	Amount includes $94,271 of net dividends and financing fees.
(i)	Amount includes $(138,674) of net dividends and financing fees.
(j)	Amount includes $(34,933) of net dividends and financing fees.
(k)	Amount includes $(1,762,891) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, termination date 02/23/24:

Reference Entity — Long

Common Stocks	Shares	Value	% of Basket Value

Biotechnology
Celgene Corp.	108,576	$10,243,060	72.2%

Insurance
Jardine Lloyd Thompson Group PLC	366,354	9,132,845	64.3%

Total Reference Entity — Long		$19,375,905

Reference Entity — Short

Common Stocks

Pharmaceuticals
Bristol-Myers Squibb Co.	108,576	$(5,180,161)	(36.5)%

Net Value of Reference Entity — Citibank N.A.		$14,195,744

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, termination date 02/23/24:

Reference Entity — Long

Common Stocks	Shares	Value	% of Basket Value

Health Care Providers & Services
Anthem, Inc.	10,235	$2,937,240	(4.0)%

Media
CBS Corp., Class B, Non-Voting Shares	9,605	456,526	(0.6)%

Total Reference Entity — Long		$3,393,766

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	2,041	$(56,311)	0.1%
JPMorgan Chase & Co.	524	(53,045)	0.1%

		(109,356)

Chemicals
Air Products & Chemicals, Inc.	22	(4,201)	0.0%
Albemarle Corp.	37	(3,033)	0.0%
DowDuPont, Inc.	218	(11,622)	0.0%
Eastman Chemical Co.	33	(2,504)	0.0%
Ecolab, Inc.	25	(4,413)	0.0%
FMC Corp.	45	(3,457)	0.0%
International Flavors & Fragrances, Inc.	25	(3,220)	0.0%
Livent Corp.	42	(517)	0.0%

Reference Entity — Short

Common Stocks	Shares	Value	% of Basket Value

Chemicals
LyondellBasell Industries NV, Class A	33	$(2,775)	0.0%
Mosaic Co.	141	(3,851)	0.0%
PPG Industries, Inc.	31	(3,499)	0.0%
Westlake Chemical Corp.	82	(5,564)	0.0%

		(48,656)

Construction Materials
Martin Marietta Materials, Inc.	17	(3,420)	0.0%
Vulcan Materials Co.	30	(3,552)	0.0%

		(6,972)

Containers & Packaging
Avery Dennison Corp.	33	(3,729)	0.0%
Ball Corp.	87	(5,034)	0.0%
International Paper Co.	65	(3,007)	0.0%
Sealed Air Corp.	81	(3,731)	0.0%
Westrock Co.	54	(2,071)	0.0%

		(17,572)

Health Care Providers & Services
UnitedHealth Group, Inc.	5,785	(1,430,399)	1.9%

Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. — ADR	222,513	(40,597,497)	55.2%

Life Sciences Tools & Services
Mettler-Toledo International, Inc.	762	(550,926)	0.7%
Waters Corp.	2,204	(554,769)	0.7%

		(1,105,695)

Metals & Mining
Freeport-McMoRan, Inc.	198	(2,552)	0.0%
Newmont Mining Corp.	87	(3,112)	0.0%
Nucor Corp.	57	(3,326)	0.0%

		(8,990)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	10,390	(376,741)	0.5%
Kinder Morgan, Inc.	30,730	(614,907)	0.8%

		(991,648)

Pharmaceuticals
Johnson & Johnson	2,006	(280,419)	0.4%
Merck & Co., Inc.	4,021	(334,427)	0.5%

		(614,846)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	39,924	(1,018,860)	1.4%
Analog Devices, Inc.	15,403	(1,621,474)	2.2%
Applied Materials, Inc.	29,209	(1,158,429)	1.6%
ASML Holding NV, Registered Shares	4,731	(889,664)	1.2%
Cypress Semiconductor Corp.	22,979	(342,847)	0.5%
Entegris, Inc.	9,140	(326,207)	0.4%
KLA-Tencor Corp.	10,454	(1,248,312)	1.7%
Lam Research Corp.	8,103	(1,450,518)	2.0%
Marvell Technology Group Ltd.	33,148	(659,314)	0.9%
Maxim Integrated Products, Inc.	26,132	(1,389,438)	1.9%
Microchip Technology, Inc.	16,937	(1,405,093)	1.9%
Micron Technology, Inc.	29,629	(1,224,567)	1.7%
MKS Instruments, Inc.	4,405	(409,885)	0.6%
Monolithic Power Systems, Inc.	2,487	(336,964)	0.5%
ON Semiconductor Corp.	28,646	(589,248)	0.8%
Qorvo, Inc.	8,757	(628,140)	0.9%
Skyworks Solutions, Inc.	12,677	(1,045,599)	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	29,905	(1,224,909)	1.7%
Teradyne, Inc.	11,752	(468,200)	0.6%

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Texas Instruments, Inc.	13,751	$(1,458,568)	2.0%
Xilinx, Inc.	14,182	(1,798,136)	2.4%

		(20,694,372)
Investment Companies
Alerian MLP ETF	262,151	(2,629,375)	3.6%
Energy Select Sector SPDR Fund	1,985	(131,248)	0.2%
Industrial Select Sector SPDR Fund	90,641	(6,800,794)	9.2%
iShares U.S. Real Estate ETF	353	(30,725)	0.0%
Materials Select Sector SPDR Fund	380	(21,090)	0.0%
SPDR S&P 500 ETF Trust	6,002	(1,695,445)	2.3%
SPDR S&P Regional Banking ETF	850	(43,639)	0.1%

		(11,352,316)

Total Reference Entity — Short		$(76,978,319)

Net Value of Reference Entity — Citibank N.A.		$(73,584,553)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International, as of period end, termination dates 04/09/19 — 02/08/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Containers & Packaging
RPC Group PLC	1,743,330	$17,946,694	14.9%

Insurance
Jardine Lloyd Thompson Group PLC	3,051,318	76,066,356	63.2%

IT Services
First Data Corp., Class A	622,846	16,362,165	13.6%

Metals & Mining
Goldcorp, Inc.	2,069,053	23,669,966	19.6%

Semiconductors & Semiconductor Equipment
Integrated Device Technology, Inc.	557,200	27,297,228	22.7%

Total Reference Entity — Long		$161,342,409

Reference Entity — Short
Common Stocks
IT Services
Fiserv, Inc.	188,722	(16,660,378)	(13.8)%

Metals & Mining
Newmont Mining Corp.	678,650	(24,275,311)	(20.2)%

Total Reference Entity — Short		$(40,935,689)

Net Value of Reference Entity — Credit Suisse International		$120,406,720

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date 02/27/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Aerospace & Defense
L3 Technologies, Inc.	187,112	$38,614,304	27.3%

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Banks
SunTrust Banks, Inc.	1,757,018	$104,103,316	73.7%

Biotechnology
Celgene Corp.	260,414	24,567,457	17.4%

Communications Equipment
ARRIS International PLC	1,005,691	31,789,892	22.5%
Finisar Corp.	321,023	7,438,103	5.3%

		39,227,995

Hotels, Restaurants & Leisure
Belmond Ltd., Class A	679,132	16,930,760	12.0%

IT Services
First Data Corp., Class A	1,206,923	31,705,867	22.5%
Travelport Worldwide Ltd.	716,560	11,271,489	8.0%
Worldpay, Inc., Class A	172,468	19,575,118	13.9%

		62,552,474

Media
Tribune Media Co., Class A	471,717	21,765,023	15.4%

Metals & Mining
Goldcorp, Inc.	1,137,446	13,012,382	9.2%

Pharmaceuticals
BTG PLC	205,000	2,228,145	1.6%

Semiconductors & Semiconductor Equipment
Mellanox Technologies Ltd.	150,236	17,781,933	12.6%
Versum Materials, Inc.	24,055	1,210,207	0.9%

		18,992,140

Software
Ultimate Software Group, Inc.	69,017	22,784,582	16.1%

Total Reference Entity — Long		$364,778,578

Reference Entity — Short
Common Stocks
Aerospace & Defense
Harris Corp.	243,245	$(38,848,659)	(27.5)%

Banks
BB&T Corp.	2,275,338	(105,871,477)	(75.0)%

Electronic Equipment, Instruments & Components
II-VI, Inc.	71,116	(2,648,360)	(1.9)%

IT Services
Fidelity National Information Services, Inc.	160,171	(18,115,340)	(12.8)%
Fiserv, Inc.	365,698	(32,283,819)	(22.9)%

		(50,399,159)

Metals & Mining
Newmont Mining Corp.	373,340	(13,354,372)	(9.5)%

Pharmaceuticals
Bristol-Myers Squibb Co.	260,414	(12,424,352)	(8.8)%

Total Reference Entity — Short		$(223,546,379)

Net Value of Reference Entity — Goldman Sachs Bank USA		$141,232,199

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date 03/02/20:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Banks
Valley National Bancorp	100	$958	(53.2)%

Total Reference Entity — Long		$958

Reference Entity — Short
Common Stocks
Banks
Bank of America Corp.	100	$(2,759)	153.2%

Total Reference Entity — Short		$(2,759)
Net Value of Reference Entity — Goldman Sachs Bank USA		$(1,801)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A., as of period end, termination date 02/08/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Aerospace & Defense
L3 Technologies, Inc.	112,310	$23,177,414	9.3%

Communications Equipment
ARRIS International PLC	1,550,192	49,001,570	19.7%

Semiconductors & Semiconductor Equipment
Integrated Device Technology, Inc.	1,200,374	58,806,322	23.6%
Mellanox Technologies Ltd.	75,702	8,960,089	3.6%

		67,766,411

Software
Red Hat, Inc.	726,256	132,686,971	53.2%

Total Reference Entity — Long		$272,632,366

Reference Entity — Short
Common Stocks

Aerospace & Defense
Harris Corp.	146,003	$(23,318,139)	(9.4)%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$249,314,227

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A., as of period end, termination date 02/08/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	249,759	$22,076,198	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$22,076,198

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, termination dates 12/06/21 — 02/25/24:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Building Products
USG Corp.	781,165	$33,824,444	28.8%

Containers & Packaging
RPC Group PLC	3,940,072	40,561,034	34.6%

Health Care Providers & Services
Healthscope Ltd.	221,073	381,445	0.3%

IT Services
Worldpay, Inc., Class A	520,493	59,075,955	50.3%

Media
Tribune Media Co., Class A	828,984	38,249,321	32.6%

Total Reference Entity — Long		$172,092,199

Reference Entity — Short
Common Stocks

IT Services
Fidelity National Information Services, Inc.	483,382	$(54,670,503)	(46.6)%

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$117,421,696

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, termination dates 07/06/21 — 02/27/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Chemicals
DowDuPont, Inc.	46,823	$2,496,134	(262.1)%

Health Care Providers & Services
Humana, Inc.	4,873	1,296,218	(136.1)%

Total Reference Entity — Long		$3,792,352

Reference Entity — Short
Common Stocks

Banks
Bank of America Corp.	2,409	$(66,464)	7.0%
Citigroup, Inc.	1,717	(106,832)	11.2%
JPMorgan Chase & Co.	655	(66,306)	7.0%

		(239,602)

Chemicals
Air Products & Chemicals, Inc.	1,219	(232,780)	24.4%
Albemarle Corp.	1,873	(153,548)	16.1%
Eastman Chemical Co.	1,950	(147,966)	15.5%
Ecolab, Inc.	1,340	(236,564)	24.8%
FMC Corp.	2,157	(165,701)	17.4%
International Flavors & Fragrances, Inc.	1,294	(166,654)	17.5%
Livent Corp.	1,852	(22,741)	2.4%
LyondellBasell Industries NV, Class A	2,079	(174,802)	18.4%
Mosaic Co.	6,515	(177,925)	18.7%

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Chemicals
PPG Industries, Inc.	1,844	$(208,132)	21.9%
Westlake Chemical Corp.	741	(50,284)	5.3%

		(1,737,097)

Construction Materials
Martin Marietta Materials, Inc.	892	(179,453)	18.8%
Vulcan Materials Co.	1,539	(182,218)	19.1%

		(361,671)

Containers & Packaging
Avery Dennison Corp.	1,742	(196,846)	20.7%
Ball Corp.	4,106	(237,573)	24.9%
International Paper Co.	3,504	(162,130)	17.0%
Sealed Air Corp.	4,179	(192,485)	20.2%
Westrock Co.	3,462	(132,768)	13.9%

		(921,802)

Metals & Mining
Freeport-McMoRan, Inc.	12,677	(163,406)	17.2%
Newmont Mining Corp.	4,965	(177,598)	18.7%
Nucor Corp.	3,280	(191,388)	20.1%

		(532,392)

Investment Companies
iShares U.S. Real Estate ETF	7,720	(671,949)	70.6%
Materials Select Sector SPDR Fund	3,636	(201,798)	21.2%
SPDR S&P 500 ETF Trust	60	(16,949)	1.8%
SPDR S&P Regional Banking ETF	1,194	(61,300)	6.4%

		(951,996)

Total Reference Entity — Short		$(4,744,560)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(952,208)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG, as of period end, termination dates 03/01/23 — 03/21/24:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Banks
Fifth Third Bancorp	22	$555	0.0%

Biotechnology
Celgene Corp.	66,919	6,313,138	4.4%

Entertainment
Walt Disney Co.	1	111	0.0%

Health Care Providers & Services
Healthscope Ltd.	2,332,137	4,023,924	2.8%

IT Services
First Data Corp., Class A	1,210,576	31,801,831	22.0%

Media
Fox Corp., Class A	74,635	2,739,851	1.9%

Pharmaceuticals
BTG PLC	6,638,043	72,148,882	49.9%

Semiconductors & Semiconductor Equipment
Mellanox Technologies Ltd.	489,281	57,911,299	40.0%

Software
Red Hat, Inc.	28,661	5,236,365	3.6%

Total Reference Entity — Long		$180,175,956

Reference Entity — Short
Common Stocks

IT Services
Fiserv, Inc.	366,804	$(32,381,457)	(22.4)%

Pharmaceuticals
Bristol-Myers Squibb Co.	66,919	(3,192,705)	(2.2)%

Total Reference Entity — Short		$(35,574,162)

Net Value of Reference Entity — UBS AG		$144,601,794

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(2,998,084)	$—	$(326,078)
OTC Swaps	—	—	11,034,644	(3,687,944)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Options purchased	Investments at value — unaffiliated(a)	$—	$—	$19,760	$—	$—	$—	$19,760
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	11,034,644	—	—	—	11,034,644

		$—	$—	$11,054,404	$—	$—	$—	$11,054,404

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total

Swaps — centrally cleared	Net unrealized depreciation(b)	$—	$326,078	$—	$—	$—	$—	$326,078
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	3,687,944	—	—	—	3,687,944

		$—	$326,078	$3,687,944	$—	$—	$—	$4,014,022

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,318,459	$—	$—	$—	$1,318,459
Options purchased(a)	—	—	(824,192)	—	—	—	(824,192)
Options written	—	—	(293,328)	—	—	—	(293,328)
Swaps	—	(493,549)	42,237,859	—	—	—	41,744,310

	$—	$(493,549)	$42,438,798	$—	$—	$—	$41,945,249

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(b)	$—	$—	$(115,121)	$—	$—	$—	$(115,121)
Swaps	—	(267,127)	(7,509,802)	—	—	—	(7,776,929)

	$—	$(267,127)	$(7,624,923)	$—	$—	$—	$(7,892,050)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$23,611,510
Options:
Average value of option contracts purchased	57,780
Average value of option contracts written	22,275
Credit default swaps:
Average notional value — buy protection	11,245,000
Average notional value — sell protection	24,495,000
Total return swaps:
Average notional value	653,868,235

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments:
Options	$19,760	(a)	$—
Swaps — OTC(b)	11,034,644		3,687,944

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$11,054,404		$3,687,944
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,760)		—

Total derivative assets and liabilities subject to an MNA	$11,034,644		$3,687,944

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Event Driven Equity Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Citibank N.A.	$1,032,973	$(1,032,973)	$—	$—	$—
Credit Suisse International	1,287,991	—	—	(1,060,000)	227,991
Goldman Sachs Bank USA	5,732,023	—	—	(3,880,000)	1,852,023
JPMorgan Chase Bank N.A.	2,046,123	(560,485)	—	(560,000)	925,638
Morgan Stanley & Co. International PLC	935,534	(742,611)	—	(192,923)	—

	$11,034,644	$(2,336,069)	$—	$(5,692,923)	$3,005,652

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)
Citibank N.A.	$1,282,653	$(1,032,973)	$—	$—	$249,680
JPMorgan Chase Bank N.A.	560,485	(560,485)	—	—	—
Morgan Stanley & Co. International PLC	742,611	(742,611)	—	—	—
UBS AG	1,102,195	—	—	(1,030,000)	72,195

	$3,687,944	$(2,336,069)	$—	$(1,030,000)	$321,875

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$36,198,373	$857,335	$—	$37,055,708
Corporate Bonds(a)	—	162,286,443	—	162,286,443
Floating Rate Loan Interests(a)	—	49,873,105	—	49,873,105
Investment Companies	50,090,074	—	—	50,090,074
Short-Term Securities:
Borrowed Bond Agreements	—	7,891,248	—	7,891,248
Money Market Funds	1,600,785,701	—	—	1,600,785,701
Options Purchased:
Equity contracts	19,760	—	—	19,760
Liabilities:
Borrowed Bonds(a)	—	(7,844,767)	—	(7,844,767)

	$1,687,093,908	$213,063,364	$—	$1,900,157,272

Derivative Financial Instruments(b)
Assets:
Equity contracts	$—	$11,034,644	$—	$11,034,644
Liabilities:
Credit contracts	—	(326,078)	—	(326,078)
Equity contracts	—	(3,687,944)	—	(3,687,944)

	$—	$7,020,622	$—	$7,020,622

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

    During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statement of Assets and Liabilities  (unaudited)

March 31, 2019

BlackRock Event Driven Equity Fund

ASSETS
Investments at value — unaffiliated (cost — $304,346,019)	$307,216,338
Investments at value — affiliated (cost — $1,600,785,701)	1,600,785,701
Cash pledged:
Collateral — OTC derivatives	1,030,000
Centrally cleared swaps	1,830,000
Foreign currency at value (cost — $3,910)	3,896
Receivables:
Investments sold	8,164,667
Securities lending income — affiliated	259
Swaps	180,478,484
Capital shares sold	37,502,921
Dividends — affiliated	2,730,836
Dividends — unaffiliated	32,857
Interest — unaffiliated	2,255,221
Unrealized appreciation on OTC swaps	11,034,644
Prepaid expenses	204,141

Total assets	2,153,269,965

LIABILITIES
Bank overdraft	155,110
Cash received as collateral for OTC derivatives	8,270,000
Borrowed bonds at value (proceeds — $7,935,685)	7,844,767
Payables:
Swaps	170,982,053
Investments purchased	6,440,578
Capital shares redeemed	23,644,976
Directors’ and Officer’s fees	3,957
Interest expense	113,486
Investment advisory fees	1,598,220
Other accrued expenses	404,622
Other affiliates	74,710
Service and distribution fees	31,441
Unrealized depreciation on OTC swaps	3,687,944

Total liabilities	223,251,864

NET ASSETS	$1,930,018,101

NET ASSETS CONSIST OF
Paid-in capital	$1,882,765,688
Accumulated earnings	47,252,413

NET ASSETS	$1,930,018,101

NET ASSET VALUE
Institutional — Based on net assets of $1,819,564,982 and 190,534,062 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$9.55

Investor A — Based on net assets of $86,089,789 and 9,377,851 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$9.18

Investor C — Based on net assets of $24,363,330 and 2,941,544 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$8.28

See notes to financial statements.

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations  (unaudited)

Six Months Ended March 31, 2019

BlackRock Event Driven Equity Fund

INVESTMENT INCOME
Interest — unaffiliated	$4,341,720
Dividends — affiliated	11,412,690
Dividends — unaffiliated	609,404
Securities lending income — affiliated — net	2,074
Foreign taxes withheld	(21,904)

Total investment income	16,343,984

EXPENSES
Investment advisory	7,349,042
Transfer agent — class specific	738,369
Service and distribution — class specific	128,553
Registration	126,722
Accounting services	56,225
Professional	40,348
Printing	16,491
Directors and Officer	10,022
Custodian	8,762
Board realignment and consolidation	7,235
Miscellaneous	10,295

Total expenses excluding interest expense	8,492,064
Interest expense(a)	226,303

Total expenses	8,718,367

Less fees waived and/or reimbursed by the Manager	(366,146)

Total expenses after fees waived and/or reimbursed	8,352,221

Net investment income	7,991,763

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,772,811
Investments — affiliated	3,449
Borrowed bonds	(929,075)
Foreign currency transactions	47,776
Futures contracts	1,318,459
Options written	(293,328)
Swaps	41,744,310

43,664,402

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,619,958
Investments — affiliated	(13)
Borrowed bonds	51,693
Foreign currency translations	24,322
Swaps	(7,776,929)

(6,080,969)

Total realized and unrealized gain	37,583,433

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,575,196

(a)	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Event Driven Equity Fund
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,991,763	$2,974,329
Net realized gain	43,664,402	6,125,196
Net change in unrealized appreciation (depreciation)	(6,080,969)	12,988,436

Net increase in net assets resulting from operations	45,575,196	22,087,961

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(20,637,746)	(9,172,632)
Investor A	(766,494)	(1,510,831)
Investor C	(176,256)	(298,775)

Decrease in net assets resulting from distributions to shareholders	(21,580,496)	(10,982,238)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,080,230,792	630,936,787

NET ASSETS(b)
Total increase in net assets	1,104,225,492	642,042,510
Beginning of period	825,792,609	183,750,099

End of period	$1,930,018,101	$825,792,609

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$9.39		$9.58		$8.80		$8.94		$14.55		$12.48

Net investment income (loss)(a)	0.06		0.07		(0.04)		(0.06)		(0.04)		(0.01)
Net realized and unrealized gain	0.28		0.20		0.92		0.46		0.60		2.08

Net increase from investment operations	0.34		0.27		0.88		0.40		0.56		2.07

Distributions:(b)
From net investment income	(0.06)		—		—		—		—		—
From net realized gain	(0.12)		(0.46)		(0.10)		(0.58)		(6.17)		—

Total distributions	(0.18)		(0.46)		(0.10)		(0.58)		(6.17)		—

Capital contributions — affiliated(c)	—		—		—		0.04		—		—

Net asset value, end of period	$9.55		$9.39		$9.58		$8.80		$8.94		$14.55

Total Return(d)
Based on net asset value	3.72	%(e)	3.04%		10.08%		5.11	%(f)	2.28%		16.59%

Ratios to Average Net Assets(g)
Total expenses	1.38	%(h)	1.43%		1.55%		1.58%		2.54%		2.35%

Total expenses after fees waived and/or reimbursed	1.32	%(h)	1.36%		1.41%		1.42%		1.89%		2.08%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.32	%(h)	1.36%		1.41%		1.42%		1.65%		1.66%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.28	%(h)	1.30%		1.38%		1.38%		1.38%		1.38%

Net investment income (loss)	1.30	%(h)	0.75%		(0.39)%		(0.67)%		(0.26)%		(0.05)%

Supplemental Data
Net assets, end of period (000)	$1,819,565		$786,155		$145,557		$76,046		$8,077		$15,497

Portfolio turnover rate	110	%(i)	135	%(i)	199	%(i)	233	%(i)	81	%(i)	44%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Payment received from affiliates related to certain shareholder transactions.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.64%.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014
Investments in underlying funds	0.19%		0.20%		0.15%		0.16%		0.04%		—

(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)
	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$9.03		$9.22		$8.48		$8.65		$14.31		$12.30

Net investment income (loss)(a)	0.05		0.03		(0.06)		(0.07)		(0.07)		(0.04)
Net realized and unrealized gain	0.26		0.22		0.88		0.44		0.58		2.05

Net increase from investment operations	0.31		0.25		0.82		0.37		0.51		2.01

Distributions:(b)
From net investment income	(0.04)		—		—		—		—		—
From net realized gain	(0.12)		(0.44)		(0.08)		(0.58)		(6.17)		—

Total distributions	(0.16)		(0.44)		(0.08)		(0.58)		(6.17)		—

Capital contributions — affiliated(c)	—		—		—		0.04		—		—

Net asset value, end of period	$9.18		$9.03		$9.22		$8.48		$8.65		$14.31

Total Return(d)
Based on net asset value	3.54	%(e)	2.86%		9.71%		4.92	%(f)	1.91%		16.34%

Ratios to Average Net Assets(g)
Total expenses	1.60	%(h)	1.69%		1.86%		1.92%		2.85%		2.64%

Total expenses after fees waived and/or reimbursed	1.55	%(h)	1.63%		1.68%		1.70%		2.12%		2.35%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.55	%(h)	1.63%		1.68%		1.70%		1.90%		1.93%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.51	%(h)	1.59%		1.65%		1.65%		1.65%		1.65%

Net investment income (loss)	1.09	%(h)	0.31%		(0.69)%		(0.88)%		(0.55)%		(0.32)%

Supplemental Data
Net assets, end of period (000)	$86,090		$31,321		$31,506		$26,523		$10,143		$12,238

Portfolio turnover rate	110	%(i)	135	%(i)	199	%(i)	233	%(i)	81	%(i)	44%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Payment received from affiliates related to certain shareholder transactions.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.43%.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014
Investments in underlying funds	0.19%		0.20%		0.15%		0.16%		0.04%		—

(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)
	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$8.15		$8.37		$7.69		$7.94		$13.70		$11.87

Net investment income (loss)(a)	0.02		(0.03)		(0.11)		(0.12)		(0.16)		(0.14)
Net realized and unrealized gain	0.23		0.19		0.79		0.41		0.57		1.97

Net increase from investment operations	0.25		0.16		0.68		0.29		0.41		1.83

Distributions:(b)
From net investment income	(0.00	)(c)	—		—		—		—		—
From net realized gain	(0.12)		(0.38)		—		(0.58)		(6.17)		—

Total distributions	(0.12)		(0.38)		—		(0.58)		(6.17)		1.83

Capital contributions — affiliated(d)	—		—		—		0.04		—		—

Net asset value, end of period	$8.28		$8.15		$8.37		$7.69		$7.94		$13.70

Total Return(e)
Based on net asset value	3.19	%(f)	2.06%		8.84%		4.32	%(g)	1.16%		15.42%

Ratios to Average Net Assets(h)
Total expenses	2.29	%(i)	2.44%		2.64%		2.74%		3.61%		3.44%

Total expenses after fees waived and/or reimbursed	2.23	%(i)	2.37%		2.42%		2.43%		2.86%		3.09%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.23	%(i)	2.37%		2.42%		2.43%		2.64%		2.67%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.20	%(i)	2.33%		2.39%		2.39%		2.39%		2.39%

Net investment income (loss)	0.39	%(i)	(0.42)%		(1.38)%		(1.57)%		(1.28)%		(1.06)%

Supplemental Data
Net assets, end of period (000)	$24,363		$8,316		$6,686		$6,112		$6,165		$7,636

Portfolio turnover rate	110	%(j)	135	%(j)	199	%(j)	233	%(j)	81	%(j)	44%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Payment received from affiliates related to certain shareholder transactions.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 3.78%.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014
Investments in underlying funds	0.19%		0.20%		0.15%		0.16%		0.04%		—

(i)	Annualized.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation, although the Fund may invest in companies with any capitalization. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (unaudited) (continued)

value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Borrowed bond agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements(a)	Borrowed Bonds at Value Including Accrued Interest(b)	Exposure Due (to)/from Counterparty Before Collateral	Non-Cash Collateral Pledged	Net Exposure Due to Counterparty(c)
Citigroup Global Markets, Inc.	$6,025,623	$(6,137,459)	$(111,836)	$100,674	$(11,162)
RBC Capital Markets, LLC	1,865,625	(1,820,794)	44,831	—	44,831

	$7,891,248	$(7,958,253)	$(67,005)	$100,674	$33,669

(a)	Included in investments at value — unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $113,486 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (unaudited) (continued)

loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the

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Notes to Financial Statements  (unaudited) (continued)

contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

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Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	1.20%
$1 Billion — $3 Billion	1.13
$3 Billion — $5 Billion	1.08
$5 Billion — $10 Billion	1.04
Greater than $ 10 Billion	1.02

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees

Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total

$62,604	$65,949	$128,553

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Fund’s Institutional Shares paid $207,917 to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total

$1,036	$644	$224	$1,904

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total

$706,517	$26,214	$5,638	$738,369

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $9,107.

For the six months ended March 31, 2019, affiliates received CDSCs in the amount of $25 and $1,112 for the Fund’s Investor A and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2019, the amount waived was $358,911.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Fund incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of

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Notes to Financial Statements  (unaudited) (continued)

Operations. For the six months ended March 31, 2019, the amount reimbursed for the Fund was $7,235.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.38%
Investor A	1.65
Investor C	2.39

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager.

For the six months ended March 31, 2019, the Fund reimbursed the Manager $3,746 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2019, the Fund paid BIM $614 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term securities, were $372,690,216 and $231,875,247, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,911,860,165

Gross unrealized appreciation	$9,886,966
Gross unrealized depreciation	(6,633,552)

Net unrealized appreciation	$3,253,414

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the

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Notes to Financial Statements  (unaudited) (continued)

Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18
	Shares	Amount	Shares	Amount

Institutional
Shares sold	132,500,472	$1,253,264,963	81,169,298	$746,245,154
Shares issued in reinvestment of distributions	1,492,940	13,869,414	990,341	8,932,873
Shares redeemed	(27,139,383)	(256,433,594)	(13,674,463)	(126,546,800)

Net increase	106,854,029	$1,010,700,783	68,485,176	$628,631,227

Investor A
Shares sold	7,031,493	$63,967,539	2,456,882	$21,769,106
Shares issued in reinvestment of distributions	82,359	735,463	167,023	1,451,431
Shares redeemed	(1,204,789)	(10,952,712)	(2,571,181)	(22,669,604)

Net increase	5,909,063	$53,750,290	52,724	$550,933

Investor C
Shares sold	2,018,761	$16,579,895	367,721	$2,942,319
Shares issued in reinvestment of distributions	21,698	175,103	37,684	297,325
Shares redeemed	(118,905)	(975,279)	(184,088)	(1,485,017)

Net increase	1,921,554	$15,779,719	221,317	$1,754,627

Total Net Increase	114,684,646	$1,080,230,792	68,759,217	$630,936,787

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Share Class	Net Realized Gain

Institutional	$9,172,632
Investor A	1,510,831
Investor C	298,775

Undistributed net investment income as of September 30, 2018 was $4,067,807.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Directors who took office on January 1, 2019. The newly elected Directors include ten former Directors and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

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Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Corporation. The newly-elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Large Cap Series Funds, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained

Bruce R. Bond	259,445,687	2,608,849	3,833,491
Susan J. Carter	260,129,982	2,304,203	3,453,842
Collette Chilton	259,998,835	2,268,185	3,621,007
Neil A. Cotty	259,212,978	2,527,435	4,147,614
Robert Fairbairn	259,635,405	2,310,947	3,941,675
Lena G. Goldberg	259,323,246	2,667,865	3,896,916
Robert M. Hernandez	259,445,837	2,553,737	3,888,453
Henry R. Keizer	259,387,819	2,433,978	4,066,230
Cynthia A. Montgomery	259,836,657	2,355,874	3,695,496
Donald C. Opatrny	259,259,653	2,581,954	4,046,420
John M. Perlowski	259,491,795	2,389,751	4,006,481
Joseph P. Platt	259,393,216	2,674,389	3,820,422
Mark Stalnecker	259,178,728	2,577,254	4,132,045
Kenneth L. Urish	258,610,001	3,213,069	4,064,957
Claire A. Walton	260,089,908	2,232,722	3,565,397

*	Denotes Corporation-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

A D D I T I O N A L I N F O R M A T I O N	33

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

GBP	British Pound

USD	US Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

S&P	S&P Global Ratings

SPDR	Standard & Poor’s Depositary Receipts

34	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-3/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 5, 2019

4